Exhibit 10.2

                     GS MORTGAGE SECURITIES CORPORATION II,

                                   PURCHASER,

                   GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.,

                                     SELLER

                        MORTGAGE LOAN PURCHASE AGREEMENT

                            Dated as of March 1, 2006

                                 Series 2006-GG6

      This Mortgage Loan Purchase Agreement (this "Agreement"), dated as of March 1, 2006, is between GS Mortgage Securities Corporation II, a Delaware corporation, as purchaser (the "Purchaser"), and Greenwich Capital Financial Products, Inc., a Delaware corporation, as seller (the "Seller").

      Capitalized terms used in this Agreement not defined herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement, dated as of March 1, 2006 (the "Pooling and Servicing Agreement"), among the Purchaser, as seller, Wachovia Bank, National Association, as master servicer (the "Master Servicer"), ING Clarion Partners, LLC, as special servicer (the "Special Servicer"), and Wells Fargo Bank, N.A., as trustee (the "Trustee"), pursuant to which the Purchaser will sell the Mortgage Loans (as defined herein) to a trust fund and certificates representing ownership interests in the Mortgage Loans will be issued by the trust fund (the "Trust Fund"). For purposes of this Agreement, "Mortgage Loans" refers to the mortgage loans listed on Exhibit A and "Mortgaged Properties" refers to the properties securing such Mortgage Loans.

      The Purchaser and the Seller wish to prescribe the manner of sale of the Mortgage Loans from the Seller to the Purchaser and in consideration of the premises and the mutual agreements hereinafter set forth, agree as follows:

      SECTION 1 Sale and Conveyance of Mortgages; Possession of Mortgage File. The Seller does hereby sell, transfer, assign, set over and convey to the Purchaser subject to the rights of the other holders of interests in a Companion Loan all of its right, title and interest in and to the Mortgage Loans identified on Exhibit A (the "Mortgage Loan Schedule") including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest first due on the Mortgage Loans on or before the Cut-off Date). Upon the sale of the Mortgage Loans, the ownership of each related Note, subject to the rights of the other holders of interest in a Companion Loan, the Seller's interest in the related Mortgage and the other contents of the related Mortgage File, will be vested in the Purchaser and immediately thereafter the Trustee, and the ownership of records and documents with respect to the related Mortgage Loan (other than a Non-Serviced Companion Loan) prepared by or which come into the possession of the Seller shall immediately vest in the Purchaser and immediately thereafter the Trustee. The Purchaser will sell the Class A-1, Class A-2, Class A-3, Class A-AB, Class A-4, Class A-1A, Class A-M, Class A-J, Class B, Class C, Class D, Class E and Class F Certificates (the "Offered Certificates") to the underwriters (the "Underwriters") specified in the Underwriting Agreement, dated March 7, 2006 (the "Underwriting Agreement"), between the Purchaser and the Underwriters, and the Purchaser will sell the Class X-P, Class X-C, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class P, Class Q, Class S, Class R and Class LR Certificates (the "Private Certificates") to the initial purchasers (the "Initial Purchasers" and, collectively with the Underwriters, the "Dealers") specified in the Certificate Purchase Agreement, dated March 7, 2006 (the "Certificate Purchase Agreement"), between the Purchaser and Initial Purchasers.

      The sale and conveyance of the Mortgage Loans is being conducted on an arms-length basis and upon commercially reasonable terms. As the purchase price for the Mortgage Loans, the Purchaser shall pay to the Seller or at the Seller's direction $2,286,401,122 (excluding accrued interest and certain post-settlement adjustment for expenses incurred by the Underwriters on behalf of the Depositor). The purchase and sale of the Mortgage Loans shall take place on the Closing Date.

      SECTION 2 Books and Records; Certain Funds Received After the Cut-off Date. From and after the sale of the Mortgage Loans to the Purchaser, record title to each Mortgage and the related Note shall be transferred to the Trustee in accordance with this Agreement. Any funds due after the Cut-off Date in connection with a Mortgage Loan received by the Seller shall be held in trust for the benefit of the Trustee as the owner of such Mortgage Loan and shall be transferred promptly to the Trustee. All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and recoveries of principal and interest collected on or before the Cut-off Date (only in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date and principal prepayments thereon), shall belong to, and shall be promptly remitted to, the Seller.

      The transfer of each Mortgage Loan shall be reflected on the Seller's balance sheets and other financial statements as a sale of the Mortgage Loans by the Seller to the Purchaser. The Seller intends to treat the transfer of each Mortgage Loan to the Purchaser as a sale for tax purposes.

      The transfer of each Mortgage Loan shall be reflected on the Purchaser's balance sheets and other financial statements as the purchase of the Mortgage Loans by the Purchaser from the Seller. The Purchaser intends to treat the transfer of each Mortgage Loan from the Seller as a purchase for tax purposes. The Purchaser shall be responsible for maintaining, and shall maintain, a set of records for each Mortgage Loan which shall be clearly marked to reflect the transfer of ownership of each Mortgage Loan by the Seller to the Purchaser pursuant to this Agreement.

      SECTION 3 Delivery of Mortgage Loan Documents; Additional Costs and Expenses. (a) The Purchaser hereby directs the Seller, and the Seller hereby agrees, upon the transfer of the Mortgage Loans contemplated herein, to deliver or cause to be delivered to the Trustee or a Custodian appointed thereby on the dates set forth in Section 2.01 of the Pooling and Servicing Agreement, all documents, instruments and agreements required to be delivered by the Purchaser to the Trustee with respect to the Mortgage Loans under Section 2.01 of the Pooling and Servicing Agreement, and meeting all the requirements of such
Section 2.01, provided that the Seller shall not be required to deliver any draft documents, privileged communications, credit underwriting, due diligence analyses or data or internal worksheets, memoranda, communications or evaluations.

      (b) The Seller shall deliver to the Master Servicer within 10 business days after the Closing Date, documents and records that (i) relate to the servicing and administration of the Mortgage Loans, (ii) are reasonably necessary for the ongoing administration and/or servicing of the Mortgage Loans (including any asset summaries related to the Mortgage Loans that were delivered to the Rating Agencies in connection with the rating of the Certificates) and
(iii) are in possession or control of the Seller, together with (x) all unapplied Escrow Payments in the possession or under control of the Seller that relate to the Mortgage Loans and (y) a statement indicating which Escrow Payments are allocable to such Mortgage Loans); provided that the Seller shall not be required to deliver any draft documents, privileged or other communications, credit underwriting, due diligence analyses or data or internal worksheets, memoranda, communications or evaluations.

      SECTION 4 Treatment as a Security Agreement. Pursuant to Section 1 hereof, the Seller has conveyed to the Purchaser all of its right, title and interest in and to the Mortgage Loans. The parties intend that such conveyance of the Seller's right, title and interest in and to the Mortgage Loans pursuant to this Agreement shall constitute a purchase and sale and not a loan. If such conveyance is deemed to be a pledge and not a sale, then the parties also intend and agree that the Seller shall be deemed to have granted, and in such event does hereby grant, to the Purchaser, a first priority security interest in all of its right, title and interest in, to and under the Mortgage Loans, all payments of principal or interest on such Mortgage Loans due after the Cut-off Date, all other payments made in respect of such Mortgage Loans after the Cut-off Date (other than scheduled payments of principal and interest due on or before the Cut-off Date) and all proceeds thereof, and that this Agreement shall constitute a security agreement under applicable law. If such conveyance is deemed to be a pledge and not a sale, the Seller consents to the Purchaser hypothecating and transferring such security interest in favor of the Trustee and transferring the obligation secured thereby to the Trustee.

      SECTION 5 Covenants of the Seller. The Seller covenants with the Purchaser as follows:

      (a) except with respect to a Non-Serviced Mortgage Loan, it shall record or cause a third party to record in the appropriate public recording office for real property the assignments of the Mortgage Loans, assignments of assignment of leases, rents and profits and the assignments of Mortgage and each related UCC-2 and UCC-3 financing statement referred to in the definition of Mortgage File from the Seller to the Trustee in connection with the Pooling and Servicing Agreement. All out of pocket costs and expenses relating to the recordation or filing of such assignments, assignments of Mortgage and financing statements shall be paid by the Seller. If any such document or instrument is lost or returned unrecorded or unfilled, as the case may be, because of a defect therein, then the Seller shall prepare a substitute therefore or cure such defect of cause such to be done, as the case may be, and the Seller shall deliver such substitute or corrected document or instrument to the Trustee (or, if the Mortgage Loan is then no longer subject to the Pooling and Servicing Agreement, the then holder of such Mortgage Loan).

      (b) it shall take any action reasonably required by the Purchaser, the Trustee or the Servicer in order to assist and facilitate the transfer of the servicing of the Mortgage Loans to the Servicer, including effectuating the transfer of any letters of credit with respect to any Mortgage Loan to the Servicer on behalf of the Trustee for the benefit of Certificateholders. Prior to the date that a letter of credit with respect to any Mortgage Loan is transferred to the Servicer, the Seller will cooperate with the reasonable requests of the Servicer or Special Servicer, as applicable, in connection with effectuating a draw under such letter of credit as required under the terms of the related Loan Documents. Notwithstanding the foregoing, this Section 5(b) shall not apply with respect to a Non-Serviced Mortgage Loan;

      (c) The Seller shall provide the Master Servicer the initial data with respect to each Mortgage Loan for the CMSA Financial File and the CMSA Loan Periodic Update File that are required to be prepared by the Master Servicer pursuant to the Pooling and Servicing Agreement and the Supplemental Servicer Schedule;

      (d) if during the period of time that the Underwriters are required, under applicable law, to deliver a prospectus related to the Offered Certificates in connection with sales of the Offered Certificates by an Underwriter or a dealer and the Seller has obtained actual knowledge of undisclosed or corrected information related to an event that occurred prior to the Closing Date, which event causes the Seller Information previously provided to be incorrect or untrue, and which directly results in a material misstatement or omission in the Prospectus Supplement, including Annex A, Annex B or Annex C thereto and the CD-ROM and the Diskette included therewith (collectively, the "Public Offering Documents"), and as a result the Underwriters' legal counsel has determined that it is necessary to amend or supplement the Public Offering Documents in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or to make the Public Offering Documents in compliance with applicable law, the Seller shall (to the extent that such amendment or supplement solely relates to the Seller Information at the expense of the Seller, do all things reasonably necessary to assist the Depositor to prepare and furnish to the Underwriters, such amendments or supplements to the Public Offering Documents as may be necessary so that the statements in the Public Offering Documents, as so amended or supplemented, will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading and will comply with applicable law. (All terms under this clause (c) and not otherwise defined in this Agreement shall have the meanings set forth in the Indemnification Agreement, dated March 7, 2006, among Seller, the Purchaser and the Dealers (the "Indemnification Agreement" and, together with this Agreement, the "Operative Documents")); and

      (e) for so long as the Trust Fund is subject to the reporting requirements of the Exchange Act, the Seller shall provide the Purchaser (or with respect to any Serviced Companion Loan that is deposited into another securitization, the depositor of such securitization) and the Paying Agent with any Additional Form 10-D Disclosure and any Additional Form 10-K Disclosure set forth next the Seller's name on Exhibit U and Exhibit V of the Pooling and Servicing
Agreement within the time periods set forth in the Pooling and Servicing Agreement.

SECTION 6 Representations and Warranties.

      (a) The Seller represents and warrants to the Purchaser as of the date hereof and as of the Closing Date that:

            (i) The Seller is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware with full power and authority to own its assets and conduct its business, is duly qualified as a foreign organization in good standing in all jurisdictions to the extent such qualification is necessary to hold and sell the Mortgage Loans or otherwise comply with its obligations under this Agreement except where the failure to be so qualified would not have a material adverse effect on its ability to perform its obligations hereunder, and the Seller has taken all necessary action to authorize the execution, delivery and performance under the Operative Documents and has duly executed and delivered this Agreement and the Indemnification Agreement, and has the power and authority to execute, deliver and perform under this Agreement and each other Operative Document and all the transactions contemplated hereby and thereby, including, but not limited to, the power and authority to sell, assign, transfer, set over and convey the Mortgage Loans in accordance with this Agreement;

            (ii) Assuming the due authorization, execution and delivery of each Operative Document by each party thereto other than the Seller, each Operative Document will constitute a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

            (iii) The execution and delivery of each Operative Document by the Seller and the performance of its obligations hereunder and thereunder will not conflict with any provision of any law or regulation to which the Seller is subject, or conflict with, result in a breach of, or constitute a default under, any of the terms, conditions or provisions of any of the Seller's organizational documents or any agreement or instrument to which the Seller is a party or by which it is bound, or any order or decree applicable to the Seller, or result in the creation or imposition of any lien on any of the Seller's assets or property, in each case which would materially and adversely affect the ability of the Seller to carry out the transactions contemplated by the Operative Documents;

            (iv) There is no action, suit, proceeding or investigation pending or, to the Seller's knowledge, threatened against the Seller in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of the Mortgage Loans or the ability of the Seller to carry out the transactions contemplated by each Operative Document;

            (v) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that, in Seller's good faith and reasonable judgment, is likely to materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or might have consequences that, in Seller's good faith and reasonable judgment, is likely to materially and adversely affect its performance under any Operative Document;

            (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of, or compliance by the Seller with, each Operative Document or the consummation of the transactions contemplated hereby or thereby, other than those which have been obtained by the Seller;

            (vii) The transfer, assignment and conveyance of the Mortgage Loans by the Seller to the Purchaser is not subject to bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction; and

            (viii) The Mortgage Loans were originated by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the Act, a savings and loan association, a savings bank, a commercial bank, credit union, insurance company or other similar institution which is supervised and examined by a federal or state authority.

      (b) The Purchaser represents and warrants to the Seller as of the Closing Date that:

            (i) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with full corporate power and authority to own its assets and conduct its business, is duly qualified as a foreign corporation in good standing in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the ability of the Purchaser to perform its obligations hereunder, and the Purchaser has taken all necessary action to authorize the execution, delivery and performance of this Agreement by it, and has the power and authority to execute, deliver and perform this Agreement and all the transactions contemplated hereby;

            (ii) Assuming the due authorization, execution and delivery of this Agreement by the Seller, this Agreement will constitute a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

            (iii) The execution and delivery of this Agreement by the Purchaser and the performance of its obligations hereunder will not conflict with any provision of any law or regulation to which the Purchaser is subject, or conflict with, result in a breach of, or constitute a default under, any of the terms, conditions or provisions of any of the Purchaser's organizational documents or any agreement or instrument to which the Purchaser is a party or by which it is bound, or any order or decree applicable to the Purchaser, or result in the creation or imposition of any lien on any of the Purchaser's assets or property, in each case which would materially and adversely affect the ability of the Purchaser to carry out the transactions contemplated by this Agreement;

            (iv) There is no action, suit, proceeding or investigation pending or, to the Purchaser's knowledge, threatened against the Purchaser in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of this Agreement or any action taken in connection with the obligations of the Purchaser contemplated herein, or which would be likely to impair materially the ability of the Purchaser to perform under the terms of this Agreement;

            (v) The Purchaser is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance under any Operative Document;

            (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this Agreement or the consummation of the transactions contemplated by this Agreement other than those that have been obtained by the Purchaser.

      (c) The Seller further makes the representations and warranties as to the Mortgage Loans set forth in Exhibit B as of the Closing Date or other date set forth in Exhibit B, which representations and warranties are subject to the exceptions thereto set forth in Exhibit C.

      (d) Pursuant to the Pooling and Servicing Agreement, if any party thereto discovers that any document constituting a part of a Mortgage File has not been properly executed, is missing, contains information that does not conform in any material respect with the corresponding information set forth in the Mortgage Loan Schedule, or does not appear to be regular on its face (each, a "Document Defect"), or discovers or receives notice of a breach of any representation or warranty of the Seller made pursuant to Section 6(c) of this Agreement with respect to any Mortgage Loan (a "Breach"), such party is required to give prompt written notice thereof to the Seller.

      (e) If any such Document Defect or Breach with respect to any Mortgage Loan materially and adversely affects the value of the Mortgage Loan or the related Mortgaged Property or the interests of the Certificateholders therein, then such Document Defect shall constitute a "Material Document Defect" or such Breach shall constitute a "Material Breach," as the case may be. Promptly upon becoming aware of any such Material Document Defect or Material Breach (including through a written notice given by any party hereto, as provided above), the Seller, not later than 90 days from the earlier of the Seller's discovery or receipt of notice of such Material Document Defect or Material Breach, as the case may be (or, in the case of a Material Document Defect or Material Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of the REMIC Provisions, not later than 90 days of any party discovering such Material Document Defect or Material Breach provided the Seller receives notice thereof in a timely manner), cure the same in all material respects (which cure shall include payment of any Additional Trust Fund Expenses associated therewith) or, if such Material Document Defect or Material Breach, as the case may be, cannot be cured within such 90 day period, repurchase the affected Mortgage Loan or any related REO Property at the applicable Purchase Price by wire transfer of immediately available funds to the Collection Account (or, in the case of a Non-Serviced Mortgage Loan or an REO Property that relates to a Non-Serviced Mortgage Loan, to the related REO Account); provided, however, that if (i) such Material Document Defect or Material Breach is capable of being cured but not within such 90 day period, (ii) such Material Document Defect or Material Breach is not related to any Mortgage Loan's not being a "qualified mortgage" within the meaning of the REMIC Provisions and (iii) the Seller has commenced and is diligently proceeding with the cure of such Material Document Defect or Material Breach within such 90 day period, then the Seller shall have an additional 90 days to complete such cure or, in the event of a failure to so cure, to complete such repurchase (it being understood and agreed that, in connection with the Seller's receiving such additional 90 day period, the Seller shall deliver an Officer's Certificate to the Trustee setting forth the reasons such Material Document Defect or Material Breach is not capable of being cured within the initial 90 day period and what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Material Document Defect or Material Breach will be cured within such additional 90 day period); and provided, further, that, if any such Material Document Defect is still not cured after the initial 90 day period and any such additional 90 day period solely due to the failure of the Seller to have received the recorded document, then the Seller shall be entitled to continue to defer its cure and repurchase obligations in respect of such Document Defect so long as the Seller certifies to the Trustee every 30 days thereafter that the Document Defect is still in effect solely because of its failure to have received the recorded document and that the Seller is diligently pursuing the cure of such defect (specifying the actions being taken), except that no such deferral of cure or repurchase may continue beyond the second anniversary of the Closing Date. Any such repurchase of a Mortgage Loan shall be on a servicing released basis. The Seller shall have no obligation to monitor the Mortgage Loans regarding the existence of a breach or a document defect, but if the Seller discovers a Material Breach or Material Document Defect with respect to a Mortgage Loan, it will notify the Purchaser.

      (f) In connection with any repurchase of a Mortgage Loan pursuant to this
Section 6, the Pooling and Servicing Agreement shall provide that, subject to
Section 3.26 of the Pooling and Servicing Agreement, the Trustee, the Custodian, the Master Servicer and the Special Servicer shall each tender to the repurchasing entity, upon delivery to each of them of a receipt executed by the repurchasing entity, all portions of the Mortgage File and other documents pertaining to such Mortgage Loan possessed by it, and each document that constitutes a part of the Mortgage File shall be endorsed or assigned to the extent necessary or appropriate to the repurchasing entity or its designee in the same manner, but only if the respective documents have been previously assigned or endorsed to the Trustee, and pursuant to appropriate forms of assignment, substantially similar to the manner and forms pursuant to which such documents were previously assigned to the Trustee; provided that such tender by the Trustee shall be conditioned upon its receipt from the Master Servicer of a Request for Release and an Officer's Certificate to the effect that the requirements for repurchase have been satisfied.

      (g) The representations and warranties of the parties hereto shall survive the execution and delivery and any termination of this Agreement and shall inure to the benefit of the respective parties, notwithstanding any restrictive or qualified endorsement on the Notes or Assignment of Mortgage or the examination of the Mortgage Files.

      (h) Each party hereby agrees to promptly notify the other party of any breach of a representation or warranty contained in Section 6(c). The Seller's obligation to cure any breach or repurchase or substitute any affected Mortgage Loan pursuant to this Section 6 shall constitute the sole remedy available to the Purchaser in connection with a breach of any of the Seller's representations or warranties contained in this Section 6(c); provided, however, that no limitation of remedy is implied with respect to the Seller's breach of its obligation to cure, repurchase or substitute in accordance with the terms and conditions of this Agreement.

      SECTION 7 Review of Mortgage File. The Purchaser shall require the Trustee or the Custodian pursuant to the Pooling and Servicing Agreement to review the Mortgage Files pursuant to Section 2.02 of the Pooling and Servicing Agreement and if it finds any document or documents not to have been properly executed, or to be missing or to be defective on its face in any material respect, to notify the Purchaser, which shall promptly notify the Seller.

      SECTION 8 Conditions to Closing. The obligation of the Seller to sell the Mortgage Loans shall be subject to the Seller having received the purchase price for the Mortgage Loans as contemplated by Section 1. The obligations of the Purchaser to purchase the Mortgage Loans shall be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

      (a) Each of the obligations of the Seller required to be performed by it at or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with and all of the representations and warranties of the Seller under this Agreement shall be true and correct in all material respects as of the Closing Date, and no event shall have occurred as of the Closing Date which would constitute a default under this Agreement, and the Purchaser shall have received a certificate to the foregoing effect signed by an authorized officer of the Seller substantially in the form of Exhibit D.

      The Pooling and Servicing Agreement (to the extent it affects the obligations of the Seller hereunder), in such form as is agreed upon and acceptable to the Purchaser, the Seller, the Underwriters and their respective counsel in their reasonable discretion, shall be duly executed and delivered by all signatories as required pursuant to the terms thereof.

      (b) The Purchaser shall have received the following additional closing documents:

            (i) copies of the Seller's Articles of Association, charter, by-laws or other organizational documents and all amendments, revisions, restatements and supplements thereof, certified as of a recent date by the Secretary of the Seller;

            (ii) a certificate as of a recent date of the Secretary of State of the State of Delaware to the effect that the Seller is duly organized, existing and in good standing in the State of Delaware;

            (iii) an opinion of counsel of the Seller, subject to customary exceptions and carve-outs, in form substantially similar to the opinions set forth in Exhibit E, acceptable to the Underwriters and each Rating Agency; and

            (iv) a letter from counsel of the Seller to the effect that nothing has come to such counsel's attention that would lead such counsel to believe that the Prospectus Supplement as of the date thereof or as of the Closing Date contains, with respect to the Seller or the Mortgage Loans, any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein relating to the Seller or the Mortgage Loans, in the light of the circumstances under which they were made, not misleading.

      (c) The Offered Certificates shall have been concurrently issued and sold pursuant to the terms of the Underwriting Agreement. The Private Certificates shall have been concurrently issued and sold pursuant to the terms of the Certificate Purchase Agreement.

      (d) The Seller shall have executed and delivered concurrently herewith the Indemnification Agreement.

      (e) The Seller shall furnish the Purchaser with such other certificates of its officers or others and such other documents and opinions to evidence fulfillment of the conditions set forth in this Agreement as the Purchaser and its counsel may reasonably request.

      SECTION 9 Closing. The closing for the purchase and sale of the Mortgage Loans shall take place at the office of Cadwalader, Wickersham & Taft LLP, New York, New York, at 10:00 a.m., on the Closing Date or such other place and time as the parties shall agree. The parties hereto agree that time is of the essence with respect to this Agreement.

      SECTION 10 Expenses. The Seller will pay its pro rata share (the Seller's pro rata portion to be determined according to the percentage that the aggregate principal balance as of the Cut-off Date of all the Mortgage Loans represents as to the aggregate principal balance as of the Cut-off Date of all the mortgage loans to be included in the Trust Fund) of all costs and expenses of the Purchaser in connection with the transactions contemplated herein, including, but not limited to: (i) the costs and expenses of the Purchaser in connection with the purchase of the Mortgage Loans; (ii) the costs and expenses of reproducing and delivering the Pooling and Servicing Agreement and this Agreement and printing (or otherwise reproducing,) and delivering the Certificates; (iii) the reasonable and documented fees, costs and expenses of the Trustee and its counsel; (iv) the fees and disbursements of a firm of certified public accountants selected by the Purchaser and the Seller with respect to numerical information in respect of the Mortgage Loans and the Certificates included in the Prospectus, the Offering Circular (as defined in the Indemnification Agreement) and any related 8-K Information (as defined in the Underwriting Agreement), including the cost of obtaining any "comfort letters" with respect to such items; (v) the costs and expenses in connection with the qualification or exemption of the Certificates under state securities or blue sky laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith; (vi) the costs and expenses in connection with any determination of the eligibility of the Certificates for investment by institutional investors in any jurisdiction and the preparation of any legal investment survey, including reasonable fees and disbursements of counsel in connection therewith; (vii) the costs and expenses in connection with printing (or otherwise reproducing) and delivering the Registration Statement and Prospectus and the reproducing and delivery of this Agreement and the furnishing to the Underwriters of such copies of the Registration Statement, Prospectus and this Agreement as the Underwriters may reasonably request; (viii) the fees of the rating agency or agencies requested to rate the Certificates; and (ix) the reasonable fees and expenses of Cadwalader, Wickersham & Taft LLP, counsel to the Purchaser and the Underwriters.

      SECTION 11 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement. Furthermore, the parties shall in good faith endeavor to replace any provision held to be invalid or unenforceable with a valid and enforceable provision which most closely resembles, and which has the same economic effect as, the provision held to be invalid or unenforceable.

      SECTION 12 Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York without regard to conflicts of law principles and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

      SECTION 13 No Third-Party Beneficiaries. The parties do not intend the benefits of this Agreement to inure to any third party except as expressly set forth in Section 14.

      SECTION 14 Assignment. The Seller hereby acknowledges that the Purchaser has, concurrently with the execution hereof, executed and delivered the Pooling and Servicing Agreement and that, in connection therewith, it has assigned its rights hereunder to the Trustee for the benefit of the Certificateholders. The Seller hereby acknowledges its obligations pursuant to Sections 2.01, 2.02 and
2.03 of the Pooling and Servicing Agreement. This Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser and their permitted successors and assigns. The warranties and representations and the agreements made by the Seller herein shall survive delivery of the Mortgage Loans to the Trustee until the termination of the Pooling and Servicing Agreement.

      SECTION 15 Notices. All communications hereunder shall be in writing and effective only upon receipt and (i) if sent to the Purchaser, will be mailed, hand delivered, couriered or sent by facsimile transmission to it at 85 Broad Street, New York, New York 10004, to the attention of Emily Brooks, fax number
(212) 346-3594, with a copy to David Stiepleman, fax number (212) 428-3141, (ii) if sent to the Seller, will be mailed, hand delivered, couriered or sent by facsimile transmission and confirmed to it at Greenwich Capital Financial Products, Inc., 600 Steamboat Road, Greenwich, Connecticut 06830, to the attention of Andrew Snow, fax number (203) 618-2134, with a copy to Paul Stevelman, Esq., fax number (203) 618-2132 and (iii) in the case of any of the preceding parties, such other address as may hereafter be furnished to the other party in writing by such parties.

      SECTION 16 Amendment. This Agreement may be amended only by a written instrument which specifically refers to this Agreement and is executed by the Purchaser and the Seller. This Agreement shall not be deemed to be amended orally or by virtue of any continuing custom or practice. No amendment to the Pooling and Servicing Agreement which relates to defined terms contained therein or any obligations or rights of the Seller whatsoever shall be effective against the Seller unless the Seller shall have agreed to such amendment in writing.

      SECTION 17 Counterparts. This Agreement may be executed in any number of counterparts, and by the parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

      SECTION 18 Exercise of Rights. No failure or delay on the part of any party to exercise any right, power or privilege under this Agreement and no course of dealing between the Seller and the Purchaser shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which any party would otherwise have pursuant to law or equity. No notice to or demand on any party in any case shall entitle such party to any other or further notice or demand in similar or other circumstances, or constitute a waiver of the right of either party to any other or further action in any circumstances without notice or demand.

      SECTION 19 No Partnership. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto. Nothing herein contained shall be deemed or construed as creating an agency relationship between the Purchaser and the Seller and neither party shall take any action which could reasonably lead a third party to assume that it has the authority to bind the other party or make commitments on such party's behalf.

      SECTION 20 Miscellaneous. This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof. Neither this Agreement nor any term hereof may be waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the waiver, discharge or termination is sought.

      SECTION 21 Further Assurances. The Seller and Purchaser each agree to execute and deliver such instruments and take such further actions as any party hereto may, from time to time, reasonably request in order to effectuate the purposes and carry out the terms of this Agreement.

                                   * * * * * *

      IN WITNESS WHEREOF, the Purchaser and the Seller have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                     GS MORTGAGE SECURITIES CORPORATION II


                                     By: /s/ Leo Huang
                                        ---------------------------------
                                          Name: Leo Huang
                                          Title: CFO



                                     GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.


                                     By: /s/ Andrew B. Snow
                                        ---------------------------------
                                          Name: Andrew B. Snow
                                          Title: Vice President

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE


2006-GG6 GCFP Mortgage Loan Schedule

Control   Loan
Number    Footnotes   Number    Property Name
------------------------------------------------------------------------------------------------------------------------------------
      3               04-0211   Windsor Capital Embassy Suites Portfolio
   3.01               04-0211   Embassy Suites - Bellevue
   3.02               04-0211   Embassy Suites - Lynnwood
   3.03               04-0211   Embassy Suites - Tigard
   3.04               04-0211   Embassy Suites - Blue Ash
   3.05               04-0211   Embassy Suites - Livonia
   3.06               04-0211   Embassy Suites - Colorado Springs
   3.07               04-0211   Embassy Suites - El Paso
   3.08               04-0211   Embassy Suites - Denver
      4           2   05-0650   Maryland Multifamily Portfolio
   4.01               05-0650   Commons at White Marsh Apartments
   4.02               05-0650   Highland Village Townhomes
   4.03               05-0650   Harbor Point Estates
   4.04               05-0650   Dutch Village Townhomes
   4.05               05-0650   Whispering Woods Townhomes
   4.06               05-0650   Fontana Village Townhomes
   4.07               05-0650   Riverview Townhomes
   4.08               05-0650   Hamilton Manor
   4.09               05-0650   Cove Village Apartments
      5               05-1343   One Commerce Square
      8               05-1007   COPT Portfolio
   8.01               05-1007   134 National Business Parkway
   8.02               05-1007   870-880 Elkridge Landing
   8.03               05-1007   6940 Columbia Gateway Drive
   8.04               05-1007   7000 Columbia Gateway Drive
   8.05               05-1007   8621 Robert Fulton Drive
   8.06               05-1007   8671 Robert Fulton Drive
   8.07               05-1007   7320 Parkway Drive
   8.08               05-1007   8661 Robert Fulton Drive
      9               05-1465   1625 & 1675 Broadway
     10               05-1486   Hughes Airport Center Portfolio
  10.01               05-1486   750 Pilot Road
  10.02               05-1486   770 Pilot Road
  10.03               05-1486   680 Pilot Road
  10.04               05-1486   420 Pilot Road
  10.05               05-1486   711 Pilot Road
  10.06               05-1486   731 Pilot Road
  10.07               05-1486   600 Pilot Road
  10.08               05-1486   823 Pilot Road
  10.09               05-1486   500 Pilot Road
  10.10               05-1486   6600 Bermuda Road
  10.11               05-1486   815 Pilot Road
  10.12               05-1486   751 Pilot Road
  10.13               05-1486   839 Pilot Road
  10.14               05-1486   831 Pilot Road
     11               05-1163   Showplace Portfolio
  11.01               05-1163   Showplace
  11.02               05-1163   Hamilton Properties
  11.03               05-1163   101 South Main Street
     12               05-1230   Hock Plaza
     13               05-1057   Met Park East
     14               05-1237   Millennium in Midtown
     16               05-1055   Park Place
     17               05-1340   SilverCreek Portfolio Phase I
  17.01               05-1340   173 Tovera Road
  17.02               05-1340   3540 W Sunshine Street
  17.03               05-1340   1330 Providence Center Drive
  17.04               05-1340   503 South Dunlap Road
  17.05               05-1340   1151 Ryans Road
  17.06               05-1340   627 12th Ave NE
  17.07               05-1340   3410 Avenue I
  17.08               05-1340   1749 Main Street
  17.09               05-1340   355 South Willowbrook Road
  17.10               05-1340   1867 - 1896 US Hwy 82 West
  17.11               05-1340   2474 - 2488 East Wabash
  17.12               05-1340   1625 - 1633 North Michigan
  17.13               05-1340   1748 - 1752 Indianapolis
  17.14               05-1340   3202 Belt Highway
  17.15               05-1340   201 E Leota Street
  17.16               05-1340   2216 - 2224 Cassopolis
  17.17               05-1340   350 - 354 Hoke Street
  17.18               05-1340   1220 N 200 West
  17.19               05-1340   354 East Chicago St
  17.20               05-1340   12547 State Road 143
  17.21               05-1340   3697 Portage Road
  17.22               05-1340   2020 - 2040 North Main Street
  17.23               05-1340   200 Production Drive
  17.24               05-1340   12950 Willow Centre Drive
  17.25               05-1340   1651 - 1659 Highway 10 West
  17.26               05-1340   1319 Holden Street
  17.27               05-1340   102 - 106 Peter Pan Road
  17.28               05-1340   1212 - 1314 Independence Street
  17.29               05-1340   5615 - 5623 E Arrowhead Parkway
  17.30               05-1340   224 East McCoy Street
  17.31               05-1340   1400 North Wayne Street
  17.32               05-1340   1350 - 1358 South Centerville
  17.33               05-1340   1110 West Broadway
  17.34               05-1340   3005 Wiley Boulevard SW
  17.35               05-1340   1100 North Barlow Road
  17.36               05-1340   2520 - 2532 Walton Boulevard
  17.37               05-1340   114 - 130 South Centerville Road
     18               05-1016   Sealy Industrial Portfolio II
  18.01               05-1016   Mustang Creek I & II
  18.02               05-1016   310 James Drive East
  18.03               05-1016   1725 Hayden Road
  18.04               05-1016   1720 Hayden Road
  18.05               05-1016   2506-2515 Willowbrook Road
  18.06               05-1016   27 Leigh Fisher/20 Founders
  18.07               05-1016   1631-1637 Terre Colony Court
  18.08               05-1016   21 Leigh Fisher Boulevard
  18.09               05-1016   4849 Groveport Road
  18.10               05-1016   40 Walter Jones Boulevard
  18.11               05-1016   600 London Road
  18.12               05-1016   19 Butterfield Trails
  18.13               05-1016   27 Concord Street
     19               05-0701   Reid Murdoch Center
     21               05-1192   Atrium at Empire Lakes
     23               05-1294   Hilton DFW
     33               05-1291   Westland Promenade
     36               05-1409   Gateway 801
     37               05-1177   Oakwood Vista/Parkway Vista
  37.01               05-1177   Oakwood Vista
  37.02               05-1177   Parkway Vista
     38               05-0781   1733 Ocean Avenue
     40               05-1478   Saxon Woods
     42           4   05-0958   Villa Toscana
     45               05-1411   Hawaii Airport Hotels
  45.01               05-1411   Best Western Plaza
  45.02               05-1411   Honolulu Airport Hotel
     46           2   05-0683   Shaner Hotel Portfolio
  46.01               05-0683   Newport Harbor Hotel
  46.02               05-0683   Pittsburgh Marriott City Center
  46.03               05-0683   Jacksonville Holiday Inn Sunspree
  46.04               05-0683   Cromwell Crowne Plaza
  46.05               05-0683   Edina Residence Inn
  46.06               05-0683   Chattanooga Marriot Hotel
  46.07               05-0683   Durham Marriott Civic Center
  46.08               05-0683   Paramus Crowne Plaza
  46.09               05-0683   Charleston Holiday Inn Express
  46.10               05-0683   Shreveport Holiday Inn
  46.11               05-0683   Augusta Holiday Inn
     47               05-0964   Ocean View / Haseko
  47.01               05-0964   Ocean View Center
  47.02               05-0964   Haseko Center
     48               05-1252   The Crescent
     53               05-0144   Manchester Parkade
     54               05-1032   Hoffman Village
     55               05-0474   Nordhoff Industrial Complex
     56               05-1191   Village Center on Seven
     58               05-1193   5751-5771 Copley Drive
     60               05-1216   Coral Springs Financial Plaza
     63               05-1366   MacArthur Towne Center
     66               05-0976   Courtyard Marriott Dadeland
     67               05-1272   40-42 Old Ridgebury
     69               05-1312   Pearlridge Shopping Center
     70               05-1412   Bridgewater Hills Corporate Center
     72               05-1233   Monte Bello Apartments (Partridge Pointe)
     73               05-1502   First Insurance Bank
     74               05-1363   Balentine Park
     75               05-1245   Hilton Garden Inn Tampa
     76               05-1208   Executive Plaza
     78               05-1176   Pacesetter Shopping Center
     79               05-1335   25025 North Freeway
     80               05-0594   Shaw's Supermarket- Bridgeport
     81               05-1006   Goodman Theater
     82               06-0009   Village Portico
     83               05-1468   Brickell Marketplace
     84               05-0479   Fairfield Inn & Suites - Virginia Beach, VA
     86               05-1278   Shreve Storage Portfolio
  86.01               05-1278   University Self Storage
  86.02               05-1278   Shreve City Self Storage
  86.03               05-1278   Stowaway Personal Storage
  86.04               05-1278   Crossroads Self Storage
  86.05               05-1278   Line Avenue Self Storage
     91               05-1358   Tribune Tower
     94               05-1033   313 Washington Street
     95               05-1434   Century Springs East
     96               05-1435   Century Springs West
     97               05-0944   Drive Time Portfolio
  97.01               05-0944   Home Office
  97.02               05-0944   Gilbert Servicing Center
    100               05-1200   Verizon New England Telephone
 100.01               05-1200   Verizon Andover
 100.02               05-1200   Verizon South Burlington
    105               05-1319   Dorsey Business Center
    107               05-1128   Boynton Beach LA Fitness
    111               05-1334   Southwood Tower
    113               05-1464   Boardwalk Inn & Suites
    114               05-1503   Wellington Park Apartments
    115               05-1043   Hampton Inn - Portland, OR
    116               05-1504   Pine Oaks Apartments
    117               05-1248   Brookwood Inn
    118               05-1292   TBC Corp Portfolio II
 118.01               05-1292   National Tire & Battery Pearland
 118.02               05-1292   National Tire & Battery Flower Mound
 118.03               05-1292   National Tire & Battery Ft. Worth
 118.04               05-1292   Tire Kingdom Summerville
    120               05-1020   5251-5271 East 2nd Street
    122               05-1430   Shattuck Executive Center
    123               05-1293   TBC Corp Portfolio III
 123.01               05-1293   National Tire & Battery Tomball
 123.02               05-1293   National Tire & Battery Pasadena
 123.03               05-1293   Merchant Tire & Auto Wake Forest
 123.04               05-1293   Tire Kingdom Bluffton
    124               05-0753   3616-3636 I-10 Service Road
    128               05-1170   The Bradbury Building
    130               05-0219   Avery at Morrocroft
    131               05-1337   701 Gramercy
    132               05-1054   2 East Oak Street
    133               05-1500   Country Bridge Shopping Center
    136               05-0440   Belle Promenade
    138               05-1197   C&R North Pointe Building B
    147               05-1246   SpringHill Suites by Marriott
    150               05-1196   C&R North Pointe Building A
    156               05-1048   Fort Apache Center
    159               05-1094   Lifeway Center
    161               05-1318   100 East Walton Street Garage
    163               05-1400   Omni 3 Self Storage
    165               05-1320   4170 Douglas Boulevard
    167               05-1304   Lake Park Self Storage
    168               05-1402   Omni 2 Self Storage
    169               05-1401   Omni 1 Self Storage
    177               05-0802   Iron Gate Storage at Pearson Airport
    181               05-1115   Arroyo Vista
    182               05-1271   2011 North Capitol Ave
    183               05-1041   Riverest Mobile Home Community
    184               05-0803   Iron Gate Storage at Cascade Park
    185               05-1267   Mini U Storage - Warren, MI
    188               05-0211   Kellogg Warehouse


Control
Number    Address
------------------------------------------------------------------------------------------------------------------------------------
      3
   3.01   3225 158th Avenue SE
   3.02   20610 44th Avenue West
   3.03   9000 SW Washington Square Road
   3.04   4554 Lake Forest Drive
   3.05   19525 Victor Parkway
   3.06   7290 Commerce Center Drive
   3.07   6100 Gateway East
   3.08   7525 E. Hampden Avenue
      4
   4.01   9901 Langs Road
   4.02   3953 McDowell Lane
   4.03   909 South Marlyn Avenue
   4.04   2349 Perring Manor Road
   4.05   37 Alberge Lane
   4.06   1 Orion Court
   4.07   600 Fifth Avenue
   4.08   3340 Lancer Drive
   4.09   2 Driftwood Court
      5   2005 Market Street
      8
   8.01   134 National Business Parkway
   8.02   870-880 Elkridge Landing Road
   8.03   6940 Columbia Gateway Drive
   8.04   7000 Columbia Gateway Drive
   8.05   8621 Robert Fulton Drive
   8.06   8671 Robert Fulton Drive
   8.07   732 Parkway Drive
   8.08   8661 Robert Fulton Drive
      9   1625 & 1675 Broadway
     10
  10.01   750 Pilot Road
  10.02   770 Pilot Road
  10.03   680 Pilot Road
  10.04   420 Pilot Road
  10.05   711 Pilot Road
  10.06   731 Pilot Road
  10.07   600 Pilot Road
  10.08   823 Pilot Road
  10.09   500 Pilot Road
  10.10   6600 Bermuda Road
  10.11   815 Pilot Road
  10.12   751 Pilot Road
  10.13   839 Pilot Road
  10.14   831 Pilot Road
     11
  11.01   211 East Commerce Avenue
  11.02   200, 320, 330 Hamilton Street
  11.03   101 South Main Street
     12   2424 Erwin Road
     13   1730 Minor Avenue
     14   10 10th Street
     16   1200 6th Avenue
     17
  17.01   173 Tovera Road
  17.02   3540 W Sunshine Street
  17.03   1330 Providence Center Drive
  17.04   503 South Dunlap Road
  17.05   1151 Ryans Road
  17.06   627 12th Avenue NE
  17.07   3410 Avenue I
  17.08   1749 Main Street
  17.09   355 South Willowbrook Road
  17.10   1867 - 1896 US Highway 82 West
  17.11   2474 - 2488 East Wabash
  17.12   1625 - 1633 North Michigan
  17.13   1748 - 1752 Indianapolis
  17.14   3202 Belt Highway
  17.15   201 E Leota Street
  17.16   2216 - 2224 Cassopolis
  17.17   350 - 354 Hoke Street
  17.18   1220 N 200 West
  17.19   354 East Chicago Street
  17.20   12547 State Road 143
  17.21   3697 Portage Road
  17.22   2020 - 2040 North Main Street
  17.23   200 Production Drive
  17.24   12950 Willow Centre Drive
  17.25   1651 - 1659 Highway 10 West
  17.26   1319 Holden Street
  17.27   102 - 106 Peter Pan Road
  17.28   1212 - 1314 Independence Street
  17.29   5615 - 5623 E Arrowhead Parkway
  17.30   224 East McCoy Street
  17.31   1400 North Wayne Street
  17.32   1350 - 1358 South Centerville Road
  17.33   1110 West Broadway
  17.34   3005 Wiley Boulevard SW
  17.35   1100 North Barlow Road
  17.36   2520 - 2532 Walton Boulevard
  17.37   114 - 130 South Centerville Road
     18
  18.01   Profit Row, Currency Circle, Industrial Drive, Mustang Circle and Mustang Court
  18.02   310 James Drive East
  18.03   1725-1745 Hayden Drive
  18.04   1720 Hayden Road
  18.05   2506-2515 Willowbrook Road
  18.06   27-31 Leigh Fisher/20 Founders
  18.07   1631-1637 Terre Colony Court
  18.08   21 Leigh Fisher Boulevard
  18.09   4849 Groveport Road
  18.10   40 Walter Jones Boulevard
  18.11   600 London Road
  18.12   19 Butterfield Trails
  18.13   27 Concord Street
     19   325 North LaSalle Street
     21   10801 Sixth Street
     23   1800 Highway 26 East
     33   3890 West 18th Avenue
     36   801 Gateway
     37
  37.01   100 Ardsley Place
  37.02   100 Parkway Circle South
     38   1733 Ocean Avenue
     40   550 and 600 Mamaroneck Avenue
     42   9125 Highway 6 North
     45
  45.01   3253 North Nimitz Highway
  45.02   3401 North Nimitz Highway
     46
  46.01   49 America's Cup Avenue
  46.02   112 Washington Place
  46.03   1617 North 1st Street
  46.04   100 Berlin Road
  46.05   3400 Edinborough Way
  46.06   Two Carter Plaza
  46.07   201 Foster Street
  46.08   601 From Road
  46.09   100 Civic Center Drive
  46.10   5555 Financial Plaza
  46.11   2155 Gordon Highway
     47
  47.01   707 Richards Street
  47.02   820-825 Miliani Street
     48   2311 Highland Avenue
     53   346-422 Middle Turnpike West, 290 and 308 Broad Street
     54   2501 - 2509 Golf Road & Barrington Road
     55   20500, 20550, 20640, & 20670-20680 Nordhoff Street
     56   46950 Community Plaza Drive
     58   5751, 5761, 5771 Copley Drive
     60   3300 North University Drive
     63   2536-2590 Macarthur Road
     66   9075 South Dadeland Boulevard
     67   40-42 Old Ridge Road
     69   98-1005 & 98-1025 Moanalua Road
     70   700 US Highway 202
     72   4001 South Watt Avenue
     73   1100 Ward Avenue
     74   39899 Balentine Drive
     75   10309 Highland Manor Drive
     76   4605-4645 Southwest Freeway
     78   1581 U.S. Route 202
     79   25025 North I-45 Access Road
     80   500 Sylvan Avenue
     81   60 W Randolph Street
     82   201-299 Southwest 8th Street
     83   10-38 Southwest 8th Street
     84   1901 Atlantic Avenue
     86
  86.01   1780 & 1790 East Bert Kouns Ind. Loop
  86.02   1333 Shreveport-Barksdale Highway
  86.03   9211 Youree Drive
  86.04   2900 Bert Kouns
  86.05   747 American Way
     91   409 13th Street
     94   313 Washington Street
     95   6100 Lake Forrest Drive
     96   6000 Lake Forrest Drive
     97
  97.01   4020 East Indian School Road
  97.02   1030 North Colorado Street
    100
 100.01   15 Shattuck Road
 100.02   800 Hinesburg Road
    105   6810 Deerpath Road
    107   2278 North Congress Avenue
    111   19221 North I-45
    113   301 South Atlantic Avenue
    114   2479 Deer Run
    115   8633 NE Airport Way
    116   1700 North Galloway Avenue
    117   2306 Elba Street
    118
 118.01   1505 Broadway Street
 118.02   1701 Justin Road
 118.03   5904 Quebec Street
 118.04   103 Angus Drive
    120   5251-5271 East 2nd Street
    122   138 River Road
    123
 123.01   14414 Waller Tomball (FM 2920)
 123.02   4821 Fairmont Parkway
 123.03   2220 S. Main Street
 123.04   1176 Fording Island Road
    124   3616-3636 I-10 Service Road
    128   304 South Broadway
    130   6836 Morrison Boulevard
    131   701 Gramercy Drive
    132   2 East Oak Street
    133   9050 Highway 64
    136   1700 Promenade Boulevard
    138   752 East 1180 South
    147   1119 Bullsboro Drive
    150   1276 South 820 East
    156   4235 South Fort Apache Road
    159   8735 Lyra Drive
    161   100 East Walton Street
    163   19120 US Highway 190
    165   4170 Douglas Boulevard
    167   2220 Gillionville Road
    168   74145 LA Highway 25
    169   69201 LA Highway 59
    177   2225 East 5th Street
    181   23042 Arroyo Vista
    182   2011 North Capitol Avenue
    183   49 Crescent Drive
    184   802 NE 112th Avenue
    185   24140 Groesbeck Highway
    188   5800 Tri County Parkway



                                                                                 Monthly        Gross       Remaining
Control                                                           Cut-Off Date   Debt           Interest    Term To
Number     City                      State            Zip Code    Balance ($)    Service ($)    Rate (%)    Maturity (Mos.)
------------------------------------------------------------------------------------------------------------------------------------
      3                                                            187,500,000    1,224,161.92     6.14000%                 59
   3.01    Bellevue                  Washington           98008
   3.02    Lynnwood                  Washington           98036
   3.03    Tigard                    Oregon               97223
   3.04    Cincinnati                Ohio                 45242
   3.05    Livonia                   Michigan             48152
   3.06    Colorado Springs          Colorado             80919
   3.07    El Paso                   Texas                79905
   3.08    Denver                    Colorado             80231
      4                                                            140,000,000    1,499,541.67     5.22000%                 76
   4.01    Middle River              Maryland             21220
   4.02    Baltimore                 Maryland             21227
   4.03    Essex                     Maryland             21221
   4.04    Baltimore                 Maryland             21234
   4.05    Baltimore                 Maryland             21220
   4.06    Rosedale                  Maryland             21237
   4.07    Baltimore                 Maryland             21227
   4.08    Hyattsville               Maryland             20782
   4.09    Essex                     Maryland             21221
      5    Philadelphia              Pennsylvania         19103    130,000,000      751,639.67     5.66500%                118
      8                                                            103,000,000      481,511.89     5.53300%                116
   8.01    Annapolis Junction        Maryland             20701
   8.02    Linthicum                 Maryland             21090
   8.03    Columbia                  Maryland             21077
   8.04    Columbia                  Maryland             21046
   8.05    Columbia                  Maryland             21046
   8.06    Columbia                  Maryland             21077
   8.07    Hanover                   Maryland             21076
   8.08    Columbia                  Maryland             21046
      9    Denver                    Colorado             80202     94,100,000      451,990.40     5.68500%                 59
     10                                                             84,000,000      491,536.06     5.77500%                 58
  10.01    Las Vegas                 Nevada               89119
  10.02    Las Vegas                 Nevada               89119
  10.03    Las Vegas                 Nevada               89119
  10.04    Las Vegas                 Nevada               89119
  10.05    Las Vegas                 Nevada               89119
  10.06    Las Vegas                 Nevada               89119
  10.07    Las Vegas                 Nevada               89119
  10.08    Las Vegas                 Nevada               89119
  10.09    Las Vegas                 Nevada               89119
  10.10    Las Vegas                 Nevada               89119
  10.11    Las Vegas                 Nevada               89119
  10.12    Las Vegas                 Nevada               89119
  10.13    Las Vegas                 Nevada               89119
  10.14    Las Vegas                 Nevada               89119
     11                                                             81,000,000      518,651.88     6.62500%                 56
  11.01    High Point                North Carolina       27260
  11.02    High Point                North Carolina       27260
  11.03    High Point                North Carolina       27260
     12    Durham                    North Carolina       27705     80,000,000      458,254.77     5.58000%                117
     13    Seattle                   Washington           98101     79,700,000      373,058.73     5.54000%                 56
     14    Atlanta                   Georgia              30309     73,070,000      473,570.08     6.38300%                118
     16    Seattle                   Washington           98101     69,250,000      324,144.50     5.54000%                 56
     17                                                             68,740,000      377,513.08     6.50000%                 60
  17.01    Alvin                     Texas                77511
  17.02    Springfield               Missouri             65807
  17.03    Cedar City                Utah                 80701
  17.04    Savoy                     Illinois             61874
  17.05    Worthington               Minnesota            56187
  17.06    Norman                    Oklahoma             73071
  17.07    Scottsbluff               Nebraska             69361
  17.08    Billings                  Montana              59105
  17.09    Coldwater                 Michigan             49036
  17.10    Tifton                    Georgia              31793
  17.11    Frankfort                 Indiana              46041
  17.12    Plymouth                  Indiana              46563
  17.13    Greencastle               Indiana              46135
  17.14    St. Joseph                Missouri             64503
  17.15    North Platte              Nebraska             69101
  17.16    Elkhart                   Indiana              46514
  17.17    Frankfort                 Indiana              46041
  17.18    Angola                    Indiana              46703
  17.19    Coldwater                 Michigan             49036
  17.20    Highland                  Illinois             62249
  17.21    South Bend                Indiana              46628
  17.22    Bluffton                  Indiana              46714
  17.23    Lafayette                 Louisiana            70508
  17.24    Willowbrook               Texas                77066
  17.25    Detroit Lakes             Minnesota            56501
  17.26    Le Mars                   Iowa                 51031
  17.27    Independence              Kansas               67301
  17.28    Republic                  Missouri             64801
  17.29    Sioux Falls               South Dakota         57102
  17.30    Tomah                     Wisconsin            54660
  17.31    Angola                    Indiana              46703
  17.32    Sturgis                   Michigan             49091
  17.33    Monticello                Indiana              47960
  17.34    Cedar Rapids              Iowa                 52404
  17.35    Fort Morgan               Colorado             80701
  17.36    Warsaw                    Indiana              46580
  17.37    Sturgis                   Michigan             49091
     18                                                             57,102,000      334,865.93     5.79500%                117
  18.01    Forney                    Texas                75126
  18.02    St. Rose                  Louisiana            70087
  18.03    Carrollton                Texas                75006
  18.04    Carrollton                Texas                75006
  18.05    Dallas                    Texas                75220
  18.06    El Paso                   Texas                79906
  18.07    Dallas                    Texas                75212
  18.08    El Paso                   Texas                79906
  18.09    Columbus                  Ohio                 43207
  18.10    El Paso                   Texas                79906
  18.11    Delaware                  Ohio                 43015
  18.12    El Paso                   Texas                79906
  18.13    El Paso                   Texas                79906
     19    Chicago                   Illinois             60610     56,000,000      316,312.45     5.45300%                119
     21    Rancho Cucamonga          California           91730     50,895,000      299,471.16     5.82600%                 82
     23    Grapevine                 Texas                76051     46,500,000      286,520.23     6.25700%                 58
     33    Hialeah                   Florida              33012     40,000,000      228,372.02     5.55000%                119
     36    South San Francisco       California           94080     35,000,000      204,851.22     5.77700%                117
     37                                                             34,000,000      204,985.25     6.05200%                117
  37.01    Norcross                  Georgia              30093
  37.02    Atlanta                   Georgia              30340
     38    Santa Monica              California           90401     34,000,000      195,830.52     5.63000%                118
     40    Harrison                  New York             10528     29,000,000      169,051.95     5.74000%                119
     42    Houston                   Texas                77095     27,410,000      122,279.06     5.28000%                 80
     45                                                             24,958,938      174,547.64     6.86500%                119
  45.01    Honolulu                  Hawaii               96819
  45.02    Honolulu                  Hawaii               96819
     46                                                             24,615,228      672,439.94     5.71000%                115
  46.01    Newport                   Rhode Island         02840
  46.02    Pittsburgh                Pennsylvania         15219
  46.03    Jacksonville Beach        Florida              32250
  46.04    Cromwell                  Connecticut          06416
  46.05    Edina                     Minnesota            55435
  46.06    Chattanooga               Tennessee            37402
  46.07    Durham                    North Carolina       27701
  46.08    Paramus                   New Jersey           07652
  46.09    Charleston                West Virginia        25301
  46.10    Shreveport                Louisiana            71129
  46.11    Augusta                   Georgia              30909
     47                                                             21,920,000      130,506.85     5.93500%                116
  47.01    Honolulu                  Hawaii               96801
  47.02    Honolulu                  Hawaii               96801
     48    Birmingham                Alabama              35205     21,000,000      126,310.93     6.03000%                117
     53    Manchester                Connecticut          06040     17,427,059      102,626.07     5.79500%                116
     54    Hoffman Estates           Illinois             60194     19,380,000      111,134.33     5.59000%                116
     55    Chatsworth                California           91311     18,600,000      105,608.75     5.50000%                116
     56    Sterling                  Virginia             20164     18,100,000      105,580.70     5.74600%                116
     58    San Diego                 California           92111     17,750,000      104,284.34     5.81200%                 94
     60    Coral Springs             Florida              33065     17,500,000      100,022.86     5.56000%                119
     63    Whitehall                 Pennsylvania         18052     16,423,444      115,608.41     5.72500%                118
     66    Miami                     Florida              33156     15,750,000       93,116.87     5.87000%                116
     67    Danbury                   Connecticut          06810     15,625,000       99,223.49     6.54500%                118
     69    Aiea                      Hawaii               96701     15,000,000       86,206.46     5.61000%                 59
     70    Bridgewater               New Jersey           08807     14,805,000       86,228.74     5.73200%                120
     72    Rosemont                  California           95826     14,300,000       67,901.83     5.62000%                 63
     73    Honolulu                  Hawaii               96814     14,000,000       63,815.86     5.39500%                118
     74    Newark                    California           94560     14,000,000       81,949.39     5.77800%                118
     75    Tampa                     Florida              33610     13,825,000       85,302.82     6.27000%                 57
     76    Houston                   Texas                77027     13,600,000       79,711.83     5.79000%                116
     78    Pomona                    New York             10970     12,500,000       68,060.87     5.12500%                116
     79    The Woodlands             Texas                77380     12,500,000       74,984.00     6.00500%                118
     80    Bridgeport                Connecticut          06606     12,200,000       67,142.34     5.22000%                 91
     81    Chicago                   Illinois             60601     11,500,000       64,935.43     5.45000%                119
     82    Miami                     Florida              33130      8,150,000       40,937.24     5.94500%                119
     83    Miami                     Florida              33130      3,300,000       16,575.82     5.94500%                119
     84    Virginia Beach            Virginia             23451     11,200,000       70,663.10     5.78000%                115
     86                                                             10,965,001       68,936.06     5.71000%                118
  86.01    Shreveport                Louisiana            71105
  86.02    Shreveport                Louisiana            71105
  86.03    Shreveport                Louisiana            71115
  86.04    Shreveport                Louisiana            71118
  86.05    Shreveport                Louisiana            71106
     91    Oakland                   California           94612     10,300,000       63,331.81     6.23700%                119
     94    Newton                    Massachusetts        02458     10,200,000       50,070.90     5.81000%                 58
     95    Atlanta                   Georgia              30328     10,000,000       50,440.97     5.97000%                 82
     96    Atlanta                   Georgia              30328     10,000,000       50,440.97     5.97000%                 82
     97                                                              9,968,889       63,668.21     5.87500%                118
  97.01    Phoenix                   Arizona              85018
  97.02    Gilbert                   Arizona              85233
    100                                                              9,550,000       65,110.27     6.60500%                 60
 100.01    Andover                   Massachusetts        01810
 100.02    South Burlington          Vermont              05402
    105    Elkridge                  Maryland             21075      8,500,000       50,123.28     5.84600%                119
    107    Boynton Beach             Florida              33426      8,175,000       48,321.64     5.86800%                117
    111    The Woodlands             Texas                77385      7,720,000       45,568.08     5.85500%                118
    113    Daytona Beach             Florida              32118      7,500,000       40,872.40     6.45000%                 59
    114    Lewisville                Texas                75067      7,500,000       44,797.66     5.96500%                118
    115    Portland                  Oregon               97220      7,456,107       48,116.50     5.95500%                116
    116    Mesquite                  Texas                75149      7,350,000       43,901.71     5.96500%                118
    117    Durham                    North Carolina       27705      7,234,418       43,630.69     6.03500%                118
    118                                                              7,190,329       42,682.79     5.89500%                119
 118.01    Pearland                  Texas                77581
 118.02    Flower Mound              Texas                75028
 118.03    Fort Worth                Texas                76179
 118.04    Summerville               South Carolina       29483
    120    Long Beach                California           90803      7,062,506       40,670.11     5.58000%                115
    122    Andover                   Massachusetts        01810      7,000,000       41,430.02     5.88000%                 82
    123                                                              6,990,564       41,340.56     5.86000%                119
 123.01    Tomball                   Texas                77375
 123.02    Pasadena                  Texas                77505
 123.03    Wake Forest               North Carolina       27587
 123.04    Bluffton                  South Carolina       29910
    124    Metairie                  Louisiana            70130      6,890,703       40,772.02     5.86500%                119
    128    Los Angeles               California           90013      6,500,000       36,034.28     5.28500%                116
    130    Charlotte                 North Carolina       28211      6,000,000       35,222.86     5.55000%                111
    131    Los Angeles               California           90005      6,000,000       34,850.65     5.70700%                118
    132    Chicago                   Illinois             60611      5,880,000       33,618.78     5.56300%                117
    133    Lakeland                  Tennessee            38002      5,826,748       33,906.49     5.70300%                118
    136    Marrero                   Louisiana            70072      5,487,666       32,183.91     5.77500%                118
    138    American Fork             Utah                 84003      5,228,025       30,280.29     5.66000%                118
    147    Newnan                    Georgia              30265      4,425,000       27,303.07     6.27000%                 57
    150    American Fork             Utah                 84003      4,315,116       24,992.80     5.66000%                118
    156    Las Vegas                 Nevada               89147      3,987,564       23,495.60     5.81000%                117
    159    Columbus                  Ohio                 43240      3,900,000       22,045.99     5.46000%                116
    161    Chicago                   Illinois             60611      3,800,000       21,726.42     5.56300%                117
    163    Hammond                   Louisiana            70403      3,656,604       21,144.11     5.64500%                118
    165    Granite Bay               California           95746      3,400,000       20,581.87     6.09000%                118
    167    Albany                    Georgia              31707      3,200,000       20,054.13     5.71000%                119
    168    Covington                 Louisiana            70435      3,192,669       18,461.43     5.64500%                118
    169    Mandeville                Louisiana            70471      3,127,818       18,086.43     5.64500%                118
    177    Vancouver                 Washington           98661      2,596,534       15,538.20     5.97000%                119
    181    Rancho Santa Margarita    California           92688      2,388,901       13,238.02     5.24000%                116
    182    San Jose                  California           95132      2,300,000       13,480.67     5.79000%                118
    183    Tavares                   Florida              32778      2,088,954       12,055.66     5.60000%                115
    184    Vancouver                 Washington           98684      2,087,207       12,345.90     5.81800%                114
    185    Warren                    Michigan             48089      2,000,000       11,576.34     5.67500%                117
    188    Schertz                   Texas                78154      1,392,238        7,802.98     5.33300%                115


                               Remaining     Interest
Control                       Amortization   Accrual     Subservicing    Servicing      Administrative   Ground
Number      Maturity Date      Term (Mos.)   Method       Fee Rate (%)   Fee Rate (%)     Fee Rate (%)   Lease Y/N
------------------------------------------------------------------------------------------------------------------------------------
        3   2/6/2011                300   Actual/360                           0.02000%       0.02050%
     3.01                                                                                                   No
     3.02                                                                                                   No
     3.03                                                                                                   No
     3.04                                                                                                   No
     3.05                                                                                                   No
     3.06                                                                                                   No
     3.07                                                                                                   No
     3.08                                                                                                   No
        4   7/6/2012                  0   Actual/360          0.03000%         0.02000%       0.05050%
     4.01                                                                                                   No
     4.02                                                                                                   No
     4.03                                                                                                   No
     4.04                                                                                                   No
     4.05                                                                                                   No
     4.06                                                                                                   No
     4.07                                                                                                   No
     4.08                                                                                                   No
     4.09                                                                                                   No
        5   1/6/2016                360   Actual/360                           0.02000%       0.02050%      No
        8   11/6/2015                 0   Actual/360                           0.02000%       0.02050%
     8.01                                                                                                   No
     8.02                                                                                                   No
     8.03                                                                                                   No
     8.04                                                                                                   No
     8.05                                                                                                   No
     8.06                                                                                                   No
     8.07                                                                                                   No
     8.08                                                                                                   No
        9   2/6/2011                  0   Actual/360                           0.02000%       0.02050%      No
       10   1/6/2011                360   Actual/360                           0.02000%       0.02050%
    10.01                                                                                                   No
    10.02                                                                                                   No
    10.03                                                                                                   No
    10.04                                                                                                   No
    10.05                                                                                                   No
    10.06                                                                                                   No
    10.07                                                                                                   No
    10.08                                                                                                   No
    10.09                                                                                                   No
    10.10                                                                                                   No
    10.11                                                                                                   No
    10.12                                                                                                   No
    10.13                                                                                                   No
    10.14                                                                                                   No
       11   11/6/2010               360   Actual/360                           0.02000%       0.02050%
    11.01                                                                                                   No
    11.02                                                                                                   No
    11.03                                                                                                   No
       12   12/6/2015               360   Actual/360                           0.02000%       0.02050%      No
       13   11/6/2010                 0   Actual/360                           0.02000%       0.02050%      Yes
       14   1/6/2016                324   Actual/360                           0.02000%       0.02050%      No
       16   11/6/2010                 0   Actual/360                           0.02000%       0.02050%      Yes
       17   3/6/2011                  0   Actual/360                           0.02000%       0.02050%
    17.01                                                                                                   No
    17.02                                                                                                   No
    17.03                                                                                                   No
    17.04                                                                                                   No
    17.05                                                                                                   No
    17.06                                                                                                   No
    17.07                                                                                                   No
    17.08                                                                                                   No
    17.09                                                                                                   No
    17.10                                                                                                   No
    17.11                                                                                                   No
    17.12                                                                                                   No
    17.13                                                                                                   No
    17.14                                                                                                   No
    17.15                                                                                                   No
    17.16                                                                                                   No
    17.17                                                                                                   No
    17.18                                                                                                   No
    17.19                                                                                                   No
    17.20                                                                                                   No
    17.21                                                                                                   No
    17.22                                                                                                   No
    17.23                                                                                                   No
    17.24                                                                                                   No
    17.25                                                                                                   No
    17.26                                                                                                   No
    17.27                                                                                                   No
    17.28                                                                                                   No
    17.29                                                                                                   No
    17.30                                                                                                   No
    17.31                                                                                                   No
    17.32                                                                                                   No
    17.33                                                                                                   No
    17.34                                                                                                   No
    17.35                                                                                                   No
    17.36                                                                                                   No
    17.37                                                                                                   No
       18   12/6/2015               360   Actual/360                           0.02000%       0.02050%
    18.01                                                                                                   No
    18.02                                                                                                   No
    18.03                                                                                                   No
    18.04                                                                                                   No
    18.05                                                                                                   No
    18.06                                                                                                   Yes
    18.07                                                                                                   No
    18.08                                                                                                   Yes
    18.09                                                                                                   No
    18.10                                                                                                   Yes
    18.11                                                                                                   No
    18.12                                                                                                   Yes
    18.13                                                                                                   Yes
       19   2/6/2016                360   Actual/360                           0.02000%       0.02050%      No
       21   1/6/2013                360   Actual/360                           0.02000%       0.02050%      No
       23   1/6/2011                360   Actual/360                           0.02000%       0.02050%      No
       33   2/6/2016                360   Actual/360                           0.02000%       0.02050%      No
       36   12/6/2015               360   Actual/360                           0.02000%       0.02050%      No
       37   12/6/2015               360   Actual/360                           0.02000%       0.02050%
    37.01                                                                                                   No
    37.02                                                                                                   No
       38   1/6/2016                360   Actual/360                           0.02000%       0.02050%      Yes
       40   2/6/2016                360   Actual/360                           0.02000%       0.02050%      Yes
       42   11/6/2012                 0   Actual/360                           0.02000%       0.02050%      No
       45   2/6/2016                299   Actual/360                           0.02000%       0.02050%
    45.01                                                                                                   Yes
    45.02                                                                                                   Yes
       46   10/6/2015               295   Actual/360                           0.02000%       0.02050%
    46.01                                                                                                   No
    46.02                                                                                                   Yes
    46.03                                                                                                   No
    46.04                                                                                                   No
    46.05                                                                                                   No
    46.06                                                                                                   Yes
    46.07                                                                                                   Yes
    46.08                                                                                                   Yes
    46.09                                                                                                   Yes
    46.10                                                                                                   No
    46.11                                                                                                   No
       47   11/6/2015               360   Actual/360                           0.02000%       0.02050%
    47.01                                                                                                   Yes
    47.02                                                                                                   Yes
       48   12/6/2015               360   Actual/360                           0.02000%       0.02050%      No
       53   11/6/2015               356   Actual/360                           0.02000%       0.02050%      No
       54   11/6/2015               360   Actual/360                           0.02000%       0.02050%      No
       55   11/6/2015               360   Actual/360                           0.02000%       0.02050%      No
       56   11/6/2015               360   Actual/360                           0.02000%       0.02050%      No
       58   1/6/2014                360   Actual/360                           0.02000%       0.02050%      No
       60   2/6/2016                360   Actual/360                           0.02000%       0.02050%      No
       63   1/6/2016                238   Actual/360                           0.02000%       0.02050%      No
       66   11/6/2015               360   Actual/360                           0.02000%       0.02050%      No
       67   1/6/2016                360   Actual/360                           0.02000%       0.02050%      No
       69   2/6/2011                360   Actual/360                           0.02000%       0.02050%      Yes
       70   3/6/2016                360   Actual/360                           0.02000%       0.02050%      No
       72   6/6/2011                  0   Actual/360                           0.02000%       0.02050%      No
       73   1/6/2016                  0   Actual/360                           0.02000%       0.02050%      No
       74   1/6/2016                360   Actual/360                           0.02000%       0.02050%      No
       75   12/6/2010               360   Actual/360                           0.02000%       0.02050%      No
       76   11/6/2015               360   Actual/360                           0.02000%       0.02050%      No
       78   11/6/2015               360   Actual/360                           0.02000%       0.02050%      No
       79   1/6/2016                360   Actual/360                           0.02000%       0.02050%      No
       80   10/6/2013               360   Actual/360                           0.02000%       0.02050%      No
       81   2/6/2016                360   Actual/360                           0.02000%       0.02050%      Yes
       82   2/6/2016                  0   Actual/360                           0.02000%       0.02050%      No
       83   2/6/2016                  0   Actual/360                           0.02000%       0.02050%      No
       84   10/6/2015               300   Actual/360                           0.02000%       0.02050%      No
       86   1/6/2016                298   Actual/360                           0.02000%       0.02050%
    86.01                                                                                                   No
    86.02                                                                                                   No
    86.03                                                                                                   No
    86.04                                                                                                   No
    86.05                                                                                                   No
       91   2/6/2016                360   Actual/360                           0.02000%       0.02050%      No
       94   1/6/2011                  0   Actual/360                           0.02000%       0.02050%      No
       95   1/6/2013                  0   Actual/360                           0.02000%       0.02050%      No
       96   1/6/2013                  0   Actual/360                           0.02000%       0.02050%      No
       97   1/6/2016                298   Actual/360                           0.02000%       0.02050%
    97.01                                                                                                   No
    97.02                                                                                                   No
      100   3/6/2011                300   Actual/360                           0.02000%       0.02050%
   100.01                                                                                                   Yes
   100.02                                                                                                   Yes
      105   2/6/2016                360   Actual/360                           0.02000%       0.02050%      No
      107   12/6/2015               360   Actual/360                           0.02000%       0.02050%      No
      111   1/6/2016                360   Actual/360                           0.02000%       0.02050%      No
      113   2/6/2011                  0   Actual/360                           0.02000%       0.02050%      No
      114   1/6/2016                360   Actual/360                           0.02000%       0.02050%      No
      115   11/6/2015               296   Actual/360                           0.02000%       0.02050%      Yes
      116   1/6/2016                360   Actual/360                           0.02000%       0.02050%      No
      117   1/6/2016                358   Actual/360                           0.02000%       0.02050%      No
      118   2/6/2016                359   Actual/360                           0.02000%       0.02050%
   118.01                                                                                                   No
   118.02                                                                                                   No
   118.03                                                                                                   No
   118.04                                                                                                   No
      120   10/6/2015               355   Actual/360                           0.02000%       0.02050%      No
      122   1/6/2013                360   Actual/360                           0.02000%       0.02050%      No
      123   2/6/2016                359   Actual/360                           0.02000%       0.02050%
   123.01                                                                                                   No
   123.02                                                                                                   No
   123.03                                                                                                   No
   123.04                                                                                                   No
      124   2/6/2016                359   Actual/360                           0.02000%       0.02050%      No
      128   11/6/2015               360   Actual/360                           0.02000%       0.02050%      No
      130   6/6/2015                336   Actual/360                           0.02000%       0.02050%      No
      131   1/6/2016                360   Actual/360                           0.02000%       0.02050%      No
      132   12/6/2015               360   Actual/360                           0.02000%       0.02050%      No
      133   1/6/2016                358   Actual/360                           0.02000%       0.02050%      No
      136   1/6/2016                358   Actual/360                           0.02000%       0.02050%      No
      138   1/6/2016                358   Actual/360                           0.02000%       0.02050%      No
      147   12/6/2010               360   Actual/360                           0.02000%       0.02050%      No
      150   1/6/2016                358   Actual/360                           0.02000%       0.02050%      No
      156   12/6/2015               357   Actual/360                           0.02000%       0.02050%      No
      159   11/6/2015               360   Actual/360                           0.02000%       0.02050%      No
      161   12/6/2015               360   Actual/360                           0.02000%       0.02050%      No
      163   1/6/2016                358   Actual/360                           0.02000%       0.02050%      No
      165   1/6/2016                360   Actual/360                           0.02000%       0.02050%      No
      167   2/6/2016                300   Actual/360                           0.02000%       0.02050%      No
      168   1/6/2016                358   Actual/360                           0.02000%       0.02050%      No
      169   1/6/2016                358   Actual/360                           0.02000%       0.02050%      No
      177   2/6/2016                359   Actual/360                           0.02000%       0.02050%      No
      181   11/6/2015               356   Actual/360                           0.02000%       0.02050%      No
      182   1/6/2016                360   Actual/360                           0.02000%       0.02050%      No
      183   10/6/2015               355   Actual/360                           0.02000%       0.02050%      No
      184   9/6/2015                354   Actual/360                           0.02000%       0.02050%      No
      185   12/6/2015               360   Actual/360                           0.02000%       0.02050%      No
      188   10/6/2015               355   Actual/360                           0.02000%       0.02050%      No


                                                                    Crossed With
Control             Mortgage                                         Other Loans        Companion Loan    Companion Loan
Number              Loan Seller      Prepayment Provision (1)      (Crossed Group)           Flag         Cut-off Balance
------------------------------------------------------------------------------------------------------------------------------------
       3            GCFP          Lockout/25_Defeasance/31_0%/4
    3.01
    3.02
    3.03
    3.04
    3.05
    3.06
    3.07
    3.08
       4            GCFP          Lockout/32_Defeasance/48_0%/4                               Yes          200,000,000.00
    4.01
    4.02
    4.03
    4.04
    4.05
    4.06
    4.07
    4.08
    4.09
       5            GCFP          Lockout/26_Defeasance/90_0%/4
       8            GCFP          Lockout/28_Defeasance/88_0%/4
    8.01
    8.02
    8.03
    8.04
    8.05
    8.06
    8.07
    8.08
       9            GCFP          Lockout/25_Defeasance/32_0%/3
      10            GCFP          Lockout/26_Defeasance/30_0%/4
   10.01
   10.02
   10.03
   10.04
   10.05
   10.06
   10.07
   10.08
   10.09
   10.10
   10.11
   10.12
   10.13
   10.14
      11            GCFP          Lockout/28_Defeasance/28_0%/4
   11.01
   11.02
   11.03
      12            GCFP          Lockout/27_Defeasance/89_0%/4
      13            GCFP          Lockout/28_Defeasance/28_0%/4
      14            GCFP          Lockout/26_Defeasance/90_0%/4
      16            GCFP          Lockout/28_Defeasance/28_0%/4
      17            GCFP          Lockout/24_Defeasance/33_0%/3
   17.01
   17.02
   17.03
   17.04
   17.05
   17.06
   17.07
   17.08
   17.09
   17.10
   17.11
   17.12
   17.13
   17.14
   17.15
   17.16
   17.17
   17.18
   17.19
   17.20
   17.21
   17.22
   17.23
   17.24
   17.25
   17.26
   17.27
   17.28
   17.29
   17.30
   17.31
   17.32
   17.33
   17.34
   17.35
   17.36
   17.37
      18            GCFP          Lockout/27_Defeasance/90_0%/3
   18.01
   18.02
   18.03
   18.04
   18.05
   18.06
   18.07
   18.08
   18.09
   18.10
   18.11
   18.12
   18.13
      19            GCFP          Lockout/25_Defeasance/92_0%/3
      21            GCFP          Lockout/26_Defeasance/54_0%/4
      23            GCFP          Lockout/26_Defeasance/30_0%/4
      33            GCFP          Lockout/25_Defeasance/91_0%/4
      36            GCFP          Lockout/27_Defeasance/90_0%/3
      37            GCFP          Lockout/27_Defeasance/89_0%/4
   37.01
   37.02
      38            GCFP          Lockout/26_Defeasance/90_0%/4
      40            GCFP          Lockout/25_Defeasance/91_0%/4
      42            GCFP          Lockout/28_Defeasance/52_0%/4
      45            GCFP          Lockout/25_Defeasance/92_0%/3
   45.01
   45.02
      46            GCFP          Lockout/29_Defeasance/88_0%/3                               Yes           81,885,336.29
   46.01
   46.02
   46.03
   46.04
   46.05
   46.06
   46.07
   46.08
   46.09
   46.10
   46.11
      47            GCFP          Lockout/28_Defeasance/88_0%/4
   47.01
   47.02
      48            GCFP          Lockout/27_Defeasance/89_0%/4
      53            GCFP          Lockout/28_Defeasance/89_0%/3
      54            GCFP          Lockout/28_Defeasance/89_0%/3
      55            GCFP          Lockout/28_Defeasance/89_0%/3
      56            GCFP          Lockout/28_Defeasance/88_0%/4
      58            GCFP          Lockout/26_Defeasance/66_0%/4
      60            GCFP          Lockout/25_Defeasance/91_0%/4
      63            GCFP          Lockout/26_Defeasance/90_0%/4
      66            GCFP          Lockout/28_Defeasance/88_0%/4
      67            GCFP          Lockout/26_Defeasance/91_0%/3
      69            GCFP          Lockout/25_Defeasance/31_0%/4
      70            GCFP          Lockout/24_Defeasance/92_0%/4
      72            GCFP          Lockout/27_Defeasance/32_0%/7
      73            GCFP          Lockout/26_Defeasance/90_0%/4
      74            GCFP          Lockout/26_Defeasance/91_0%/3
      75            GCFP          Lockout/27_Defeasance/29_0%/4
      76            GCFP          Lockout/28_Defeasance/88_0%/4
      78            GCFP          Lockout/28_Defeasance/88_0%/4
      79            GCFP          Lockout/26_Defeasance/90_0%/4
      80            GCFP          Lockout/29_Defeasance/62_0%/5
      81            GCFP          Lockout/25_Defeasance/92_0%/3
      82            GCFP          Lockout/25_Defeasance/91_0%/4           Group C
      83            GCFP          Lockout/25_Defeasance/91_0%/4           Group C
      84            GCFP          Lockout/29_Defeasance/87_0%/4
      86            GCFP          Lockout/26_Defeasance/90_0%/4
   86.01
   86.02
   86.03
   86.04
   86.05
      91            GCFP          Lockout/25_Defeasance/91_0%/4
      94            GCFP          Lockout/26_Defeasance/31_0%/3
      95            GCFP          Lockout/26_Defeasance/55_0%/3
      96            GCFP          Lockout/26_Defeasance/55_0%/3
      97            GCFP          Lockout/26_Defeasance/91_0%/3
   97.01
   97.02
     100            GCFP          > YM or 8%/24_Defeasance/33_0%/3
  100.01
  100.02
     105            GCFP          Lockout/25_Defeasance/91_0%/4
     107            GCFP          Lockout/27_Defeasance/90_0%/3
     111            GCFP          Lockout/26_Defeasance/90_0%/4
     113            GCFP          Lockout/25_Defeasance/31_0%/4
     114            GCFP          Lockout/26_Defeasance/90_0%/4
     115            GCFP          Lockout/28_Defeasance/88_0%/4
     116            GCFP          Lockout/26_Defeasance/90_0%/4
     117            GCFP          Lockout/26_Defeasance/90_0%/4
     118            GCFP          Lockout/36_> YM or 1%/80_0%/4
  118.01
  118.02
  118.03
  118.04
     120            GCFP          Lockout/29_Defeasance/87_0%/4
     122            GCFP          Lockout/26_Defeasance/54_0%/4
     123            GCFP          Lockout/36_> YM or 1%/80_0%/4
  123.01
  123.02
  123.03
  123.04
     124            GCFP          Lockout/25_Defeasance/91_0%/4
     128            GCFP          Lockout/28_Defeasance/88_0%/4
     130            GCFP          Lockout/36_> YM+1% or 2%/80_0%/4
     131            GCFP          Lockout/26_Defeasance/91_0%/3
     132            GCFP          Lockout/27_Defeasance/89_0%/4
     133            GCFP          Lockout/26_Defeasance/90_0%/4
     136            GCFP          Lockout/26_Defeasance/90_0%/4
     138            GCFP          Lockout/59_> YM or 1%/57_0%/4
     147            GCFP          Lockout/27_Defeasance/29_0%/4
     150            GCFP          Lockout/59_> YM or 1%/57_0%/4
     156            GCFP          Lockout/27_Defeasance/89_0%/4
     159            GCFP          Lockout/28_Defeasance/88_0%/4
     161            GCFP          Lockout/27_Defeasance/89_0%/4
     163            GCFP          Lockout/26_Defeasance/90_0%/4
     165            GCFP          Lockout/26_Defeasance/91_0%/3
     167            GCFP          Lockout/36_> YM or 1%/80_0%/4
     168            GCFP          Lockout/26_Defeasance/90_0%/4
     169            GCFP          Lockout/26_Defeasance/90_0%/4
     177            GCFP          Lockout/25_Defeasance/91_0%/4
     181            GCFP          Lockout/28_Defeasance/88_0%/4
     182            GCFP          Lockout/59_> YM or 1%/57_0%/4
     183            GCFP          Lockout/29_Defeasance/87_0%/4
     184            GCFP          Lockout/30_Defeasance/86_0%/4
     185            GCFP          Lockout/27_Defeasance/90_0%/3
     188            GCFP          Lockout/58_> YM or 1%/58_0%/4


                                                    Companion Loan     Companion Loan
                   Companion Loan                   Remaining             Remaining         Companion Loan    Subordinate
Control            Monthly         Companion Loan   Term To           Amortization Term       Servicing     Companion Loan
Number             Payment          Interest Rate   Maturity (Mos.)         (Mos.)               Fees            Flag
------------------------------------------------------------------------------------------------------------------------------------
       3
    3.01
    3.02
    3.03
    3.04
    3.05
    3.06
    3.07
    3.08
       4               882,083.33         5.22000%              76                0            0.01000%
    4.01
    4.02
    4.03
    4.04
    4.05
    4.06
    4.07
    4.08
    4.09
       5
       8
    8.01
    8.02
    8.03
    8.04
    8.05
    8.06
    8.07
    8.08
       9
      10
   10.01
   10.02
   10.03
   10.04
   10.05
   10.06
   10.07
   10.08
   10.09
   10.10
   10.11
   10.12
   10.13
   10.14
      11
   11.01
   11.02
   11.03
      12
      13
      14                                                                                                      Yes
      16
      17                                                                                                      Yes
   17.01
   17.02
   17.03
   17.04
   17.05
   17.06
   17.07
   17.08
   17.09
   17.10
   17.11
   17.12
   17.13
   17.14
   17.15
   17.16
   17.17
   17.18
   17.19
   17.20
   17.21
   17.22
   17.23
   17.24
   17.25
   17.26
   17.27
   17.28
   17.29
   17.30
   17.31
   17.32
   17.33
   17.34
   17.35
   17.36
   17.37
      18
   18.01
   18.02
   18.03
   18.04
   18.05
   18.06
   18.07
   18.08
   18.09
   18.10
   18.11
   18.12
   18.13
      19
      21
      23
      33
      36
      37
   37.01
   37.02
      38
      40
      42
      45
   45.01
   45.02
      46               517,020.46         5.71000%                115           295            0.01000%       Yes
   46.01
   46.02
   46.03
   46.04
   46.05
   46.06
   46.07
   46.08
   46.09
   46.10
   46.11
      47
   47.01
   47.02
      48
      53                                                                                                      Yes
      54
      55
      56
      58
      60
      63
      66
      67
      69
      70
      72
      73
      74
      75
      76
      78
      79
      80
      81
      82
      83
      84
      86
   86.01
   86.02
   86.03
   86.04
   86.05
      91
      94
      95
      96
      97
   97.01
   97.02
     100
  100.01
  100.02
     105
     107
     111
     113
     114
     115
     116
     117
     118
  118.01
  118.02
  118.03
  118.04
     120
     122
     123
  123.01
  123.02
  123.03
  123.04
     124
     128
     130
     131
     132
     133
     136
     138
     147
     150
     156
     159
     161
     163
     165
     167
     168
     169
     177
     181
     182
     183
     184
     185
     188



                                                                                        Subordinate         Subordinate Companion
                          Subordinate             Subordinate       Subordinate         Companion Loan         Loan Remaining
Control                   Companion Loan          Companion Loan    Companion Loan      Remaining Term To     Amortization Term
Number                    Cut-off Balance         Monthly Payment   Interest Rate       Maturity (Mos.)            (Mos.)
------------------------------------------------------------------------------------------------------------------------------------
       3
    3.01
    3.02
    3.03
    3.04
    3.05
    3.06
    3.07
    3.08
       4
    4.01
    4.02
    4.03
    4.04
    4.05
    4.06
    4.07
    4.08
    4.09
       5
       8
    8.01
    8.02
    8.03
    8.04
    8.05
    8.06
    8.07
    8.08
       9
      10
   10.01
   10.02
   10.03
   10.04
   10.05
   10.06
   10.07
   10.08
   10.09
   10.10
   10.11
   10.12
   10.13
   10.14
      11
   11.01
   11.02
   11.03
      12
      13
      14                           8,090,000.00         52,431.67             6.38300%                118        324
      16
      17                           4,700,000.00         25,811.92             6.50000%                 60          0
   17.01
   17.02
   17.03
   17.04
   17.05
   17.06
   17.07
   17.08
   17.09
   17.10
   17.11
   17.12
   17.13
   17.14
   17.15
   17.16
   17.17
   17.18
   17.19
   17.20
   17.21
   17.22
   17.23
   17.24
   17.25
   17.26
   17.27
   17.28
   17.29
   17.30
   17.31
   17.32
   17.33
   17.34
   17.35
   17.36
   17.37
      18
   18.01
   18.02
   18.03
   18.04
   18.05
   18.06
   18.07
   18.08
   18.09
   18.10
   18.11
   18.12
   18.13
      19
      21
      23
      33
      36
      37
   37.01
   37.02
      38
      40
      42
      45
   45.01
   45.02
      46                          11,101,024.78         70,189.44             5.71000%                115        295
   46.01
   46.02
   46.03
   46.04
   46.05
   46.06
   46.07
   46.08
   46.09
   46.10
   46.11
      47
   47.01
   47.02
      48
      53                           1,991,663.90         11,728.69             5.79500%                116        356
      54
      55
      56
      58
      60
      63
      66
      67
      69
      70
      72
      73
      74
      75
      76
      78
      79
      80
      81
      82
      83
      84
      86
   86.01
   86.02
   86.03
   86.04
   86.05
      91
      94
      95
      96
      97
   97.01
   97.02
     100
  100.01
  100.02
     105
     107
     111
     113
     114
     115
     116
     117
     118
  118.01
  118.02
  118.03
  118.04
     120
     122
     123
  123.01
  123.02
  123.03
  123.04
     124
     128
     130
     131
     132
     133
     136
     138
     147
     150
     156
     159
     161
     163
     165
     167
     168
     169
     177
     181
     182
     183
     184
     185
     188


         Subordinate
         Companion Loan
Control  Servicing
Number   Fees
------------------------------------------------------------------------------------------------------------------------------------
3
3.01
3.02
3.03
3.04
3.05
3.06
3.07
3.08
4
4.01
4.02
4.03
4.04
4.05
4.06
4.07
4.08
4.09
5
8
8.01
8.02
8.03
8.04
8.05
8.06
8.07
8.08
9
10
10.01
10.02
10.03
10.04
10.05
10.06
10.07
10.08
10.09
10.10
10.11
10.12
10.13
10.14
11
11.01
11.02
11.03
12
13
14       1bp (Wach - GG6)
16
17       1bp (Wach - GG6)
17.01
17.02
17.03
17.04
17.05
17.06
17.07
17.08
17.09
17.10
17.11
17.12
17.13
17.14
17.15
17.16
17.17
17.18
17.19
17.20
17.21
17.22
17.23
17.24
17.25
17.26
17.27
17.28
17.29
17.30
17.31
17.32
17.33
17.34
17.35
17.36
17.37
18
18.01
18.02
18.03
18.04
18.05
18.06
18.07
18.08
18.09
18.10
18.11
18.12
18.13
19
21
23
33
36
37
37.01
37.02
38
40
42
45
45.01
45.02
46       1bp (Wach - GG5)
46.01
46.02
46.03
46.04
46.05
46.06
46.07
46.08
46.09
46.10
46.11
47
47.01
47.02
48
53       1bp (Wach - GG6)
54
55
56
58
60
63
66
67
69
70
72
73
74
75
76
78
79
80
81
82
83
84
86
86.01
86.02
86.03
86.04
86.05
91
94
95
96
97
97.01
97.02
100
100.01
100.02
105
107
111
113
114
115
116
117
118
118.01
118.02
118.03
118.04
120
122
123
123.01
123.02
123.03
123.04
124
128
130
131
132
133
136
138
147
150
156
159
161
163
165
167
168
169
177
181
182
183
184
185
188

1     The Open Period is inclusive of the Maturity Date.

2     Companion Loan Servicing Fee represents the fee paid to the 2005-GG5
      Servicer.

3 The Monthly Payment for the Loan and the Subordinate Companion Loan is a calculated average of the future principal and interest payments for the 12-month period beginning with the payment in April 2006 thru the payment in March 2007. The Underwritten DSCR on NCF is based on the required amortization schedule and interest payments for the 12-month period beginning with the payment in April 2006 through the payment in March 2007.

4 The interest rate is equal to 4.530% through November 5, 2006; 4.655% through November 5, 2007; 4.780% through November 5, 2008; 4.905% through November 5, 2009; 5.160% through November 5, 2010; and 5.280% thereafter. The Monthly Payment, Annual Payment and DSCR are calculated based on the final interest rate of 5.280%.

5 Upon securitization of the subordinate companion loan, the servicing fee shall be 5bps.

                                    EXHIBIT B

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

(1) Mortgage Loan Schedule. The information pertaining to each Mortgage Loan set forth in the Mortgage Loan Schedule is true and accurate in all material respects as of the Cut-off Date and contains all information required by the Pooling and Servicing Agreement to be contained therein.

(2) Legal Compliance - Origination. The origination practices of the Seller have been, in all material respects, legal and as of the date of its origination, such Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan; provided that such representation and warranty does not address or otherwise cover any matters with respect to federal, state or local law otherwise covered in this Exhibit B.

(3) Good Title; Conveyance. Immediately prior to the sale, transfer and assignment to the Purchaser, the Seller had good and marketable title to, and was the sole owner of, each Mortgage Loan, and the Seller is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan, other than the rights of the holder of a related Companion Loan pursuant to a Co-Lender Agreement or a pooling and servicing agreement. Upon consummation of the transactions contemplated by the Mortgage Loan Purchase Agreement, the Seller will have validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to such Mortgage Loan free and clear of any pledge, lien or security interest, other than the rights of a holder of a Companion Loan pursuant to a Co-Lender Agreement or pooling and servicing agreement.

(4) Future Advances. The proceeds of such Mortgage Loan have been fully disbursed (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the Mortgaged Property), and there is no requirement for future advances thereunder by the mortgagee.

(5) Legal, Valid and Binding Obligation; Assignment of Leases. Each related Mortgage Note, Mortgage, Assignment of Leases (if contained in a document separate from the Mortgage) and other agreement that evidences or secures such Mortgage Loan and was executed in connection with such Mortgage Loan by or on behalf of the related Mortgagor is the legal, valid and binding obligation of the related Mortgagor (subject to any non-recourse provisions therein and any state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except
      (i) that certain provisions contained in such Mortgage Loan documents are or may be unenforceable in whole or in part under applicable state or federal laws, but neither the application of any such laws to any such provision nor the inclusion of any such provisions renders any of the Mortgage Loan documents invalid as a whole and such Mortgage Loan documents taken as a whole are enforceable to the extent necessary and customary for the practical realization of the rights and benefits afforded thereby and (ii) as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditors' rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). The Assignment of Leases (as set forth in the Mortgage or in a document separate from the related Mortgage and related to and delivered in connection with each Mortgage Loan) establishes and creates a valid and enforceable first priority assignment of, or a valid first priority security interest in, the related Mortgagor's right to receive payments due under all leases, subleases, licenses or other agreements pursuant to which any Person is entitled to occupy, use or possess all or any portion of the Mortgaged Property, subject to any license granted to the related Mortgagor to exercise certain rights and to perform certain obligations of the lessor under such leases, and subject to the limitations set forth above. The related Mortgage Note, Mortgage and Assignment of Leases (if contained in a document separate from the Mortgage) contain no provision limiting the right or ability of the Seller to assign, transfer and convey the related Mortgage Loan to any other Person.

(6)   No Offset or Defense. Subject to the limitations set forth in paragraph
      (5), as of the date of its origination there was, and as of the Cut-off Date there is, no valid right of offset and no valid defense, counterclaim, abatement or right to rescission with respect to any of the related Mortgage Notes, Mortgage(s) or other agreements executed in connection therewith, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges.

(7) Assignment of Mortgage and Assignment of Assignment of Leases. Subject to the limitations set forth in paragraph (5), each assignment of Mortgage and assignment of Assignment of Leases from the Seller to the Trustee (or in the case of a Non-Serviced Trust Loan, the assignment in favor of the current holder of the mortgage) constitutes the legal, valid and binding assignment from the Seller. Any assignment of a Mortgage and assignment of Assignment of Leases are recorded (or have been submitted for recording) in the applicable jurisdiction.

(8) Mortgage Lien. Each related Mortgage is a valid and enforceable first lien on the related Mortgaged Property (and/or Ground Lease, if applicable), subject to the limitations set forth in paragraph (5) and the following title exceptions (each such title exception, a "Title Exception", and collectively, the "Title Exceptions"): (a) the lien of current real property taxes, ground rents, water charges, sewer rents and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record, (c) the exceptions (general and specific) and exclusions set forth in the applicable Title Policy (described in paragraph (12) below) or appearing of record, (d) other matters to which like properties are commonly subject, (e) the right of tenants (whether under ground leases, space leases or operating leases) pertaining to the related Mortgaged Property and condominium declarations, (f) if such Mortgage Loan is cross-collateralized and cross-defaulted with any other Mortgage Loan, the lien of the Mortgage for such other Mortgage Loan and (g) if such Mortgage Loan is part of a Whole Loan, the rights of the holder of the related Companion Loan pursuant to a Co-Lender Agreement or pooling and servicing agreement, none of which exceptions described in clauses (a) - (g) above, individually or in the aggregate, materially and adversely interferes with
      (1) the current use of the Mortgaged Property, (2) the security intended to be provided by such Mortgage, (3) the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or (4) the value of the Mortgaged Property. The Mortgaged Property is free and clear of any mechanics' or other similar liens or claims which are prior to or equal with the lien of the related Mortgage, except those which are insured against by a lender's title insurance policy. To the Seller's actual knowledge no rights are outstanding that under applicable law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage, unless such lien is bonded over, escrowed for or covered by insurance.

(9) UCC Filings. If the related Mortgaged Property is operated as a hospitality property, the Seller has filed or caused to be filed and/or recorded (or, if not filed and/or recorded, have been submitted in proper form for filing and recording), UCC Financing Statements in the appropriate public filing and/or recording offices necessary at the time of the origination of the Mortgage Loan to perfect a valid security interest in all items of personal property reasonably necessary to operate such Mortgaged Property owned by such Mortgagor and located on the related Mortgaged Property (other than any personal property subject to a purchase money security interest or a sale and leaseback financing arrangement as permitted under the terms of the related Mortgage Loan documents or any other personal property leases applicable to such personal property), to the extent perfection may be effected pursuant to applicable law by recording or filing, as the case may be. Subject to the limitations set forth in paragraph (5), each related Mortgage (or equivalent document) creates a valid and enforceable lien and security interest on the items of personalty described above. No representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection.

(10) Taxes and Assessments. All real estate taxes and governmental assessments, or installments thereof, which could be a lien on the related Mortgaged Property and that prior to the Cut-off Date have become delinquent in respect of each related Mortgaged Property have been paid, or an escrow of funds in an amount sufficient to cover such payments has been established. For purposes of this representation and warranty, real estate taxes and governmental assessments and installments thereof shall not be considered delinquent until the earlier of (a) the date on which interest and/or penalties would first be payable thereon and (b) the date on which enforcement action is entitled to be taken by the related taxing authority.

(11) Condition of Mortgaged Property; No Condemnation. To the Seller's actual knowledge, based solely upon due diligence customarily performed in connection with the origination of comparable mortgage loans, as of the Cut-off Date, (a) each related Mortgaged Property was free and clear of any material damage (other than deferred maintenance for which escrows were established at origination) that would affect materially and adversely the value of such Mortgaged Property as security for the Mortgage Loan and (b) there was no proceeding pending for the total or partial condemnation of such Mortgaged Property.

(12) Title Insurance. The lien of each related Mortgage as a first priority lien in the original principal amount of such Mortgage Loan (or in the case of a Mortgage Loan secured by multiple Mortgaged Properties an allocable portion thereof) is insured by an ALTA lender's title insurance policy (or a binding commitment therefor), or its equivalent as adopted in the applicable jurisdiction (the "Title Policy"), insuring the originator of the Mortgage Loan, its successors and assigns, subject only to the Title Exceptions; such originator or its successors or assigns is the named insured of such policy; such policy is assignable without consent of the insurer and will inure to the benefit of the Trustee as mortgagee of record (or, with respect to a Non-Serviced Trust Loan, the holder of the Mortgage); such policy, if issued, is in full force and effect and all premiums thereon have been paid; no claims have been made under such policy and the Seller has not done anything, by act or omission, and the Seller has no actual knowledge of any matter, which would impair or diminish the coverage of such policy. The insurer issuing such policy is either (x) a nationally-recognized title insurance company or (y) qualified to do business in the jurisdiction in which the related Mortgaged Property is located to the extent required. The Title Policy contains no material exclusion for, or alternatively it insures (unless such coverage is unavailable in the relevant jurisdiction) (a) access to a public road or (b) against any loss due to encroachment of any material portion of the improvements thereon.

(13) Insurance. As of the Mortgage Loan origination date, and to the actual knowledge of the Seller, as of the Cut-off Date, all insurance coverage required under the related Mortgage Loan documents was in full force and effect. Each Mortgage Loan requires insurance in such amounts and covering such risks as were customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property in the jurisdiction in which such Mortgaged Property is located, including requirements for
      (a) a fire and extended perils insurance policy, in an amount (subject to a customary deductible) at least equal to the lesser of (i) the replacement cost of improvements located on such Mortgaged Property, or
      (ii) the initial principal balance of the Mortgage Loan (or in the case of a Whole Loan, the outstanding principal balance of the Whole Loan), and in any event, the amount necessary to prevent operation of any co-insurance provisions, (b) except if such Mortgaged Property is operated as a mobile home park, business interruption or rental loss insurance, in an amount at least equal to 12 months of operations of the related Mortgaged Property (or in the case of a Mortgaged Property without any elevator, 6 months),
      (c) comprehensive general liability insurance against claims for personal and bodily injury, death or property damage occurring on, in or about the related Mortgaged Property, in an amount customarily required by prudent institutional lenders and (d) if such Mortgage Loan is secured by a Mortgaged Property (other than a manufactured housing property) located in "seismic zones" 3 or 4 in California, Nevada, Idaho, Oregon, Washington or Arkansas, a seismic assessment by an independent third party provider was conducted and if the seismic assessment (based on a 450-year lookback with a 10% probability of exceedance in a 50-year period) revealed a probable maximum loss equal to 20% or higher, earthquake insurance. To the actual knowledge of the Seller, as of the Cut-off Date, all premiums due and payable through the Closing Date have been paid and no notice of termination or cancellation with respect to any such insurance policy has been received by the Seller. Except for certain amounts not greater than amounts which would be considered prudent by an institutional commercial mortgage lender with respect to a similar Mortgage Loan and which are set forth in the related Mortgage, the related Mortgage Loan documents require that any insurance proceeds in respect of a casualty loss, will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property or (ii) the reduction of the outstanding principal balance of the Mortgage Loan, subject in either case to requirements with respect to leases at the related Mortgaged Property and to other exceptions customarily provided for by prudent institutional lenders for similar loans. The insurance policies each contain a standard mortgagee clause naming the Seller and its successors and assigns as loss payee or additional insured, as applicable, and each insurance policy provides that they are not terminable without 30 days prior written notice to the mortgagee (or, with respect to non-payment, 10 days prior written notice to the mortgagee) or such lesser period as prescribed by applicable law. The loan documents for each Mortgage Loan (a) require that the Mortgagor maintain insurance as described above or permit the mortgagee to require that the Mortgagor maintain insurance as described above, and (b) permit the mortgagee to purchase such insurance at the Mortgagor's expense if the Mortgagor fails to do so. The insurer with respect to each policy is qualified to write insurance in the relevant jurisdiction to the extent required.

(14) No Material Default. Other than payments due but not yet 30 days or more delinquent, (i) there is no material default, breach, violation or event of acceleration existing under the related Mortgage or the related Mortgage Note, and (ii) to the Seller's actual knowledge, there is no event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration, provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration (A) that specifically pertains to any matter otherwise covered in this Exhibit B (including any schedule or exhibit hereto), or (B) with respect to which: (1) the Seller has no actual knowledge and (2) written notice of the discovery thereof is not delivered to the Seller by the Trustee or the Master Servicer on or prior to the date occurring twelve (12) months after the Closing Date. The Seller has not waived any material default, breach, violation or event of acceleration under such Mortgage or Mortgage Note, unless a written waiver to that effect is contained in the related Mortgage File being delivered pursuant to the Pooling and Servicing Agreement, and pursuant to the terms of the related Mortgage or the related Mortgage Note and other documents in the related Mortgage File, no Person or party other than the holder of such Mortgage Note (or with respect to a Non-Serviced Trust Loan, the applicable servicer as permitted by the applicable Lead PSA) may declare any event of default or accelerate the related indebtedness under either of such Mortgage or Mortgage Note.

(15) Payment Record. As of the Closing Date, each Mortgage Loan is not, and in the prior 12 months (or since the date of origination if such Mortgage Loan has been originated within the past 12 months), has not been, 30 days or more past due in respect of any Scheduled Payment.

(16) Servicing. The servicing and collection practices used by the Seller with respect to the Mortgage Loan have been, in all respects, legal and have met customary industry standards for servicing of commercial loans for conduit loan programs.

(17)  Reserved.

(18) Qualified Mortgage. Each Mortgage Loan constitutes a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (but without regard to Treasury Regulations Sections 1.860G-2(f)(2) or 1.860G 2(a)(3) that treats a defective obligation as a qualified mortgage, or any substantially similar successor provision). Each Mortgage Loan is directly secured by a Mortgage on a commercial property or a multifamily residential property, and either (1) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect the portion of such commercial or multifamily residential property that consists of an interest in real property (within the meaning of Treasury Regulations Sections 1.856-3(c) and 1.856-3(d)) and such interest in real property was the only security for such Mortgage Loan as of the Testing Date (as defined below), or (2) the fair market value of the interest in real property which secures such Mortgage Loan was at least equal to 80% of the principal amount of the Mortgage Loan (a) as of the Testing Date, or (b) as of the Closing Date. For purposes of the previous sentence, (1) the fair market value of the referenced interest in real property shall first be reduced by (a) the amount of any lien on such interest in real property that is senior to the Mortgage Loan, and (b) a proportionate amount of any lien on such interest in real property that is on a parity with the Mortgage Loan, and (2) the "Testing Date" shall be the date on which the referenced Mortgage Loan was originated unless (a) such Mortgage Loan was modified after the date of its origination in a manner that would cause a "significant modification" of such Mortgage Loan within the meaning of Treasury Regulations Section 1.1001-3(b), and (b) such "significant modification" did not occur at a time when such Mortgage Loan was in default or when default with respect to such Mortgage Loan was reasonably foreseeable. However, if the referenced Mortgage Loan has been subjected to a "significant modification" after the date of its origination and at a time when such Mortgage Loan was not in default or when default with respect to such Mortgage Loan was not reasonably foreseeable, the Testing Date shall be the date upon which the latest such "significant modification" occurred. Each yield maintenance payment and prepayment premium payable under the Mortgage Loans is a "customary prepayment penalty" within the meaning of Treasury Regulations Section 1.860G-1(b)(2). As of the Closing Date, the related Mortgaged Property, if acquired in connection with the default or imminent default of such Mortgage Loan, would constitute "foreclosure property" within the meaning of Section 860G(a)(8) of the Code.

(19) Environmental Conditions and Compliance. One or more environmental site assessments or updates thereof were performed by an environmental consulting firm independent of the Seller or the Seller's affiliates with respect to each related Mortgaged Property during the 18-months preceding the origination of the related Mortgage Loan, and the Seller, having made no independent inquiry other than to review the report(s) prepared in connection with the assessment(s) referenced herein, has no actual knowledge and has received no notice of any material and adverse environmental condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s). If any such environmental report identified any Recognized Environmental Condition (REC), as that term is defined in the Standard Practice for Environmental Site Assessments: Phase I Environmental Site Assessment Process Designation: E 1527-00, as recommended by the American Society for Testing and Materials (ASTM), with respect to the related Mortgaged Property and the same have not been subsequently addressed in all material respects, then either (i) an escrow greater than or equal to 100% of the amount identified as necessary by the environmental consulting firm to address the REC is held by the Seller for purposes of effecting same (and the Mortgagor has covenanted in the Mortgage Loan documents to perform such work), (ii) a responsible party, other than the Mortgagor, having financial resources reasonably estimated to be adequate to address the REC is required to take such actions or is liable for the failure to take such actions, if any, with respect to such circumstances or conditions as have been required by the applicable governmental regulatory authority or any environmental law or regulation,
      (iii) the Mortgagor has provided an environmental insurance policy, (iv) an operations and maintenance plan has been or will be implemented or (v) such conditions or circumstances were investigated further and a qualified environmental consulting firm recommended no further investigation or remediation.

(20) Customary Mortgage Provisions. Each related Mortgage Note, Mortgage and Assignment of Leases (if contained in a document separate from the Mortgage) contain customary and, subject to the limitations and exceptions set forth in paragraph (5) and applicable state law, enforceable provisions for comparable mortgaged properties similarly situated such as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the benefits of the security intended to be provided thereby, including realization by judicial or, if applicable, non-judicial foreclosure.

(21) Bankruptcy. No Mortgagor is a debtor in, and no Mortgaged Property is the subject of, any state or federal bankruptcy or insolvency proceeding; provided, however, that this representation and warranty does not cover any such bankruptcy, reorganization, insolvency or comparable proceeding with respect to which: (1) the Seller has no actual knowledge and (2) written notice of the discovery thereof is not delivered to the Seller by the Trustee or the Master Servicer on or prior to the date occurring twelve months after the Closing Date.

(22) Whole Loan; No Equity Participation, Contingent Interest or Negative Amortization. Except with respect to a Mortgage Loan that is part of a Whole Loan, each Mortgage Loan is a whole loan. None of the Mortgage Loans contain any equity participation, preferred equity component or shared appreciation feature by the mortgagee nor does any Mortgage Loan provide the mortgagee with any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property.

(23) Transfers and Subordinate Debt. Subject to certain exceptions which are customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property, each Mortgage Loan contains a "due on sale" or other such provision for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the consent of the holder of the Mortgage and complying with the requirements of the related Mortgage Loan documents, (a) the related Mortgaged Property, or any controlling or majority equity interest in the related Mortgagor, is directly or indirectly pledged, transferred or sold, other than as related to (i) family and estate planning transfers, (ii) transfers to certain affiliates as defined in the related Mortgage Loan documents (iii) transfers of less than a controlling interest in a Mortgagor, or (iv) a substitution or release of collateral within the parameters of paragraph
      (26) below, or, (v) as set forth on Exhibit B-23-1 by reason of any mezzanine debt that existed at the origination of the related Mortgage Loan, or (b) the related Mortgaged Property is encumbered with a subordinate lien or security interest against the related Mortgaged Property, other than (i) any Companion Loan of any Mortgage Loan or any subordinate debt that existed at origination and is permitted under the related Mortgage Loan documents, (ii) debt in the ordinary course of business or (iii) any Mortgage Loan that is cross-collateralized and cross-defaulted with another Mortgage Loan), as set forth on Exhibit B-23-2. Except as related to (a)(i), (ii), (iii), (iv) or (v), above or b(i), (ii) or (iii) above, no Mortgage Loan may be assigned to another entity without the mortgagee's consent. The Mortgage or other Mortgage Loan document provides that to the extent any Rating Agency Fees are incurred in connection with the review and consent to any transfer or encumbrance the Mortgagor is responsible for such payment.

(24) Waivers and Modification. Except as set forth in the related Mortgage File, the terms of the related Mortgage Note and Mortgage have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security intended to be provided by such Mortgage. Exhibit B-24 identifies each Mortgage Loan as to which, since the latest date on which the final due diligence materials were delivered for such Mortgage Loan to ING Clarion Capital, LLC, there has been, given, made or consented to an alteration, modification or assumption of the terms of the related Mortgage Note, Mortgage(s) or any related loan agreement and/or lock-box agreement and/or as to which, since such date, there has been a waiver other than as related to routine operational matters or minor covenants.

(25) Inspection. Each related Mortgaged Property was inspected by or on behalf of the related originator or an affiliate of the originator during the 12 month period prior to the related origination date.

(26) Releases of Mortgaged Property. (A) Since origination, no material portion of the related Mortgaged Property has been released from the lien of the related Mortgage in any manner which materially and adversely affects the value of the Mortgage Loan or materially interferes with the security intended to be provided by such Mortgage; and (B) the terms of the related Mortgage Loan documents do not permit the release of any portion of the Mortgaged Property from the lien of the Mortgage except (i) in consideration of payment in full (or in certain cases, the allocated loan amount) therefor, (ii) in connection with the substitution of all or a portion of the Mortgaged Property in exchange for delivery of "government securities" within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended, (iii) where such portion to be released was not considered material for purposes of underwriting the Mortgage Loan and such release was contemplated at origination, (iv) conditioned on the satisfaction of certain underwriting and other requirements, including payment of a release price representing adequate consideration for such Mortgaged Property or the portion thereof to be released, or (v) as set forth on Exhibit B-26, in connection with the substitution of a replacement property in compliance with REMIC Provisions.

(27) Local Law Compliance. To the Seller's actual knowledge, based upon a letter from governmental authorities, a legal opinion, an endorsement to the related title policy, or other due diligence considered reasonable by prudent commercial mortgage lenders taking into account the location of the Mortgaged Property, as of the date of origination of such Mortgage Loan and as of the Cut-off Date, there are no material violations of any applicable zoning ordinances, building codes and land laws applicable to the Mortgaged Property or the use and occupancy thereof which (i) are not insured by the Title Policy or a law and ordinance insurance policy or
      (ii) would have a material adverse effect on the value, operation or net operating income of the Mortgaged Property.

(28) Improvements. To the Seller's actual knowledge based on the Title Policy or surveys obtained in connection with the origination of each Mortgage Loan, none of the material improvements which were included for the purposes of determining the appraised value of the related Mortgaged Property at the time of the origination of the Mortgage Loan lies outside of the boundaries and building restriction lines of such property (except Mortgaged Properties which are legal non-conforming uses), to an extent which would have a material adverse affect on the value of the Mortgaged Property or related Mortgagor's use and operation of such Mortgaged Property (unless affirmatively covered by the related Title Policy) and no improvements on adjoining properties encroached upon such Mortgaged Property to any material and adverse extent (unless affirmatively covered by the related Title Policy).

(29) Single Purpose Entity. With respect to each Mortgage Loan with a Cut-off Date Balance (A) in excess of $5,000,000 the related Mortgagor has covenanted in its organizational documents and/or the Mortgage Loan documents to own no significant asset other than the related Mortgaged Property and assets incidental to its ownership and operation of such Mortgaged Property, and to hold itself out as being a legal entity, separate and apart from any other Person; and (B) in excess of $20,000,000, the representation and warranty in (A) above is true and the related Mortgagor (or if the Mortgagor is a limited partnership or a multi-member limited liability company, the special purpose general partner or special purpose managing member, as applicable, of the related Mortgagor), has at least one independent director, and the related Mortgagor has delivered a non-consolidation opinion of counsel. For each Mortgage Loan for which the related Mortgagor has covenanted in its organizational documents and/or the Mortgage Loan documents to own no significant asset other than the related Mortgaged Property and assets incidental to its ownership and operation of such Mortgaged Property, at the time of origination of the Mortgage Loan, to the Seller's actual knowledge, the Mortgagor was in compliance with such requirements.

(30) Advance of Funds. (A) After origination, the Seller has not, directly or indirectly, advanced any funds to the Mortgagor, other than pursuant to the related Mortgage Loan documents; and (B) to the Seller's actual knowledge, no funds have been received from any Person other than the Mortgagor, for or on account of payments due on the Mortgage Note.

(31) Litigation or Other Proceedings. As of the date of origination and, to the Seller's actual knowledge, as of the Cut-off Date, there was no pending action, suit or proceeding, or governmental investigation of which it has received notice, against the Mortgagor or the related Mortgaged Property the adverse outcome of which could reasonably be expected to materially and adversely affect (i) such Mortgagor's ability to pay its obligations under the Mortgage Loan, (ii) the security intended to be provided by the Mortgage Loan documents or (iii) the current use of the Mortgaged Property.

(32) Trustee Under Deed of Trust. As of the date of origination, and, to the Seller's actual knowledge, as of the Cut-off Date, if the related Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, has either been properly designated and serving under such Mortgage or may be substituted in accordance with the Mortgage and applicable law.

(33) Usury. The Mortgage Loan and the interest contracted for (exclusive of any default interest, late charges, Yield Maintenance Charge or prepayment premiums) is a fixed rate, and complied as of the date of origination with, or is exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury.

(34) Other Collateral. Except with respect to the Companion Loan of any Whole Loan or any Mortgage Loan that is cross-collateralized and cross-defaulted with another Mortgage Loan, to the Seller's knowledge, the related Mortgage Note is not secured by any collateral that secures a loan that is not a Mortgage Loan.

(35) Flood Insurance. If the improvements on the Mortgaged Property are located in a federally designated special flood hazard area, the Mortgagor is required to maintain or the mortgagee maintains, flood insurance with respect to such improvements and such policy is in full force and effect.

(36) Escrow Deposits. All escrow deposits and payments required to be deposited with the Seller or its agent in accordance with the Mortgage Loan documents have been (or by the Closing Date will be) so deposited, are in the possession of or under the control of the Seller or its agent (or, with respect to a Non-Serviced Trust Loan, in the possession of or under the control of the Lead Trustee or its agent under the applicable Lead
      PSA), and there are no deficiencies in connection therewith.

(37) Licenses and Permits. To the Seller's actual knowledge, based on the due diligence customarily performed in the origination of comparable mortgage loans by prudent commercial lending institutions considering the related geographic area and properties comparable to the related Mortgaged Property, (i) as of the date of origination of the Mortgage Loan, the related Mortgagor, the related lessee, franchisor or operator was in possession of all material licenses, permits and authorizations then required for use of the related Mortgaged Property, and, (ii) as of the Cut-off Date, the Seller has no actual knowledge that the related Mortgagor, the related lessee, franchisor or operator was not in possession of such licenses, permits and authorizations.

(38) Organization of Mortgagors; Affiliation with other Mortgagors. With respect to each Mortgage Loan, in reliance on certified copies of the organizational documents of the Mortgagor delivered by the Mortgagor in connection with the origination of such Mortgage Loan, the Mortgagor is an entity organized under the laws of a state of the United States of America, the District of Columbia or the Commonwealth of Puerto Rico. Except with respect to any Mortgage Loan that is cross-collateralized and cross defaulted with another Mortgage Loan, no Mortgage Loan has a Mortgagor that is an affiliate of another Mortgagor.

(39) Fee Simple Interest. Except with respect to the Mortgage Loans listed on Exhibit B-39, the Mortgage Loan is secured in whole or in material part by the fee simple interest in the related Mortgaged Property.

(40) Recourse. Each Mortgage Loan is non-recourse to the related Mortgagor except that the Mortgagor and a natural person (or an entity with assets other than an interest in the Mortgagor) as guarantor have agreed to be liable with respect to losses incurred due to (i) fraud and/or other intentional material misrepresentation, (ii) misapplication or misappropriation of rents collected in advance or received by the related Mortgagor after the occurrence of an event of default and not paid to the mortgagee or applied to the Mortgaged Property in the ordinary course of business, (iii) misapplication or conversion by the Mortgagor of insurance proceeds or condemnation awards or (iv) breach of the environmental covenants in the related Mortgage Loan documents.

(41) Access; Tax Parcels. Each Mortgaged Property (a) is located on or adjacent to a dedicated road, or has access to an irrevocable easement permitting ingress and egress, (b) is served by public utilities, water and sewer (or septic facilities) and (c) constitutes one or more separate tax parcels.

(42) Financial Statements. Each Mortgage requires the Mortgagor to provide the mortgagee with operating statements and rent rolls on an annual (or more frequent) basis or upon written request.

(43) Defeasance. If the Mortgage Loan is a Defeasance Loan, the Mortgage Loan documents (A) permit defeasance (1) no earlier than two years after the Closing Date, and (2) only with substitute collateral constituting "government securities" within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(i) in an amount sufficient to make all scheduled payments under the Mortgage Note through the related maturity date (or first day of the open period) and the balloon payment that would be due on such date,
      (B) require the delivery of (or otherwise contain provisions pursuant to which the mortgagee can require delivery of) (i) an opinion to the effect that such mortgagee has a first priority perfected security interest in the defeasance collateral, (ii) an accountant's certification as to the adequacy of the defeasance collateral to make all payments required under the related Mortgage Loan through the related maturity date (or first day of the open period) and the balloon payment that would be due on such date, (iii) an Opinion of Counsel that the defeasance complies with all applicable REMIC Provisions, and (iv) assurances from the Rating Agencies that the defeasance will not result in the withdrawal, downgrade or qualification of the ratings assigned to the Certificates and (C) contain provisions pursuant to which the mortgagee can require the Mortgagor to pay expenses associated with a defeasance (including rating agencies' fees, accountant's fees and attorneys' fees). Such Mortgage Loan was not originated with the intent to collateralize a REMIC offering with obligations that are not real estate mortgages.

(44) Authorization in Jurisdiction. To the extent required under applicable law and necessary for the enforcement of the Mortgage Loan, as of the date of origination and at all times it held the Mortgage Loan, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located.

(45) Capital Contributions. Neither the Seller nor any affiliate thereof has any obligation to make any capital contributions to the Mortgagor under the Mortgage Loan documents.

(46) Subordinate Debt. Except with respect to the Companion Loan of any Whole Loan or any Mortgage Loan that is cross-collateralized and cross-defaulted with another Mortgage Loan, none of the Mortgaged Properties are encumbered by any lien securing the payment of money junior to, of equal priority with, or superior to, the lien of the related Mortgage (other than Title Exceptions, taxes, assessments and contested mechanics and materialmens liens that become payable after the Cut-off Date).

(47) Ground Lease Representations and Warranties. With respect to each Mortgage Loan secured by a leasehold interest (except with respect to any Mortgage Loan also secured by the corresponding fee interest in the related Mortgaged Property), the Seller represents and warrants the following with respect to the related Ground Lease:

            (1) Such Ground Lease or a memorandum thereof has been or will be duly recorded and such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage or, if consent of the lessor thereunder is required, it has been obtained prior to the Closing Date.

            (2) Upon the foreclosure of the Mortgage Loan (or acceptance of a deed in lieu thereof), the Mortgagor's interest in such Ground Lease is assignable to the mortgagee and its assigns without the consent of the lessor thereunder (or, if any such consent is required, it has been obtained prior to the Closing Date).

            (3) Subject to the limitations on enforceability set forth in Paragraph 5, such Ground Lease may not be amended, modified, canceled or terminated without the prior written consent of the mortgagee and any such action without such consent is not binding on the mortgagee, its successors or assigns, except that termination or cancellation without such consent may be binding on the mortgagee if (i) an event of default occurs under the Ground Lease, (ii) notice is provided to the mortgagee and (iii) such default is curable by the mortgagee as provided in the Ground Lease but remains uncured beyond the applicable cure period.

            (4) Such Ground Lease is in full force and effect and other than payments due but not yet 30 days or more delinquent, (i) there is no material default, and (ii) to the actual knowledge of the Seller, there is no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default under such Ground Lease; provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by the Seller elsewhere in this Exhibit B or in any of the exceptions to the representations and warranties in Schedule A hereto.

            (5) The Ground Lease or ancillary agreement between the lessor and the lessee (i) requires the lessor to give notice of any default by the lessee to the mortgagee and (ii) provides that no notice given is effective against the mortgagee unless a copy has been delivered to the mortgagee in the manner described in the ground lease or ancillary agreement.

            (6) The Ground Lease (i) is not subject to any liens or encumbrances superior to, or of equal priority with, the Mortgage, other than the ground lessor's fee interest and Title Exceptions or (ii) is subject to a subordination, non-disturbance and attornment agreement to which the mortgagee on the lessor's fee interest in the Mortgaged Property is subject.

            (7) The mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under the ground lease) to cure any curable default under such Ground Lease after receipt of notice of such default before the lessor thereunder may terminate such Ground Lease.

            (8) Such Ground Lease has an original term (together with any extension options, whether or not currently exercised, set forth therein all of which can be exercised by the mortgagee if the mortgagee acquires the lessee's rights under the Ground Lease) that extends not less than 20 years beyond the Stated Maturity Date or if such Mortgage Loan is fully amortizing, extends not less than 10 years after the amortization term for the Mortgage Loan.

            (9) Under the terms of the Ground Lease and the related Mortgage Loan documents (including, without limitation, any estoppel or consent letter received by the mortgagee from the lessor), taken together, any related insurance proceeds or condemnation award (other than de minimis amounts for minor casualties or in respect of a total or substantially total loss or taking) will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as repair or restoration progresses, or to the payment or defeasance of the outstanding principal balance of the Mortgage Loan, together with any accrued interest (except in cases where a different allocation would not be viewed as commercially unreasonable by any commercial mortgage lender, taking into account the relative duration of the ground lease and the related Mortgage and the ratio of the market value of the related Mortgaged Property to the outstanding principal balance of such Mortgage Loan).

            (10) The Ground Lease does not restrict the use of the related Mortgaged Property by the lessee or its successors or assigns in a manner that would materially adversely affect the security provided by the related mortgage.

            (11) The Ground Lease does not impose any restrictions on subletting that would be viewed as commercially unreasonable by a prudent commercial mortgage lender.

            (12) The ground lessor under such Ground Lease is required to enter into a new lease upon termination of the Ground Lease for any reason, including the rejection of the Ground Lease in bankruptcy.

                                 Exhibit B-23-1

               LIST OF MORTGAGE LOANS WITH CURRENT MEZZANINE DEBT


       LOAN #        MORTGAGE LOAN
-------------------------------------------------------------------------------
      05-0650        Maryland Multifamily Portfolio
-------------------------------------------------------------------------------
      05-1237        Millennium in Midtown
-------------------------------------------------------------------------------
      05-1192        Atrium at Empire Lakes
-------------------------------------------------------------------------------
      05-1233        Monte Bello Apartments (Partridge Pointe)
-------------------------------------------------------------------------------

                                 Exhibit B-23-2

         LIST OF CROSS-COLLATERALIZED AND CROSS DEFAULTED MORTGAGE LOANS


          LOAN #           MORTGAGE LOAN
-------------------------------------------------------------------------------
         05-1468           Brickell Marketplace & Village Portico.
-------------------------------------------------------------------------------

                                  Exhibit B-24

      LIST OF MORTGAGE LOANS WITH POST-DUE DILIGENCE DELIVERY MODIFICATIONS

 LOAN #          NAME OF LOAN                DESCRIPTION OF MODIFICATION
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                  Exhibit B-26

                LIST OF MORTGAGE LOANS WITH PERMITTED RELEASE IN
      CONNECTION WITH THE SUBSTITUTION OF A REPLACEMENT MORTGAGED PROPERTY


             LOAN #                               MORTGAGE LOAN
--------------------------------------------------------------------------------
             05-1007                              COPT Portfolio
--------------------------------------------------------------------------------
             05-1016                      Sealy Industrial Portfolio II
--------------------------------------------------------------------------------

                                  Exhibit B-38

                LIST OF MORTGAGE LOANS WITH AFFILIATED BORROWERS


             LOAN #                               MORTGAGE LOAN
--------------------------------------------------------------------------------
        05-1465, 05-1033           1625 & 1675 Broadway, 313 Washington Street
--------------------------------------------------------------------------------
    05-1163, 05-1057, 05-1055     Showplace Portfolio, Met Park East, Park Place
--------------------------------------------------------------------------------
        05-1192, 05-1193          Atrium at Empire Lakes, 5751-5771 Copley Drive
--------------------------------------------------------------------------------
                                       Hilton DFW, Hilton Garden Inn Tampa,
    05-1294, 05-1245, 05-1246             SpringHill Suites by Marriott
--------------------------------------------------------------------------------
        05-0701, 05-1006               Reid Murdoch Center, Goodman Theater
--------------------------------------------------------------------------------
        05-1434, 05-1435            Century Springs East, Century Springs West
--------------------------------------------------------------------------------
        05-1335, 05-1334               25025 North Freeway, Southwood Tower
--------------------------------------------------------------------------------
                                      Wellington Park Apartments, Pine Oaks
        05-1503, 05-1504                            Apartments
--------------------------------------------------------------------------------
                                    2 East Oak Street, 100 East Walton Street
        05-1054, 05-1318                              Garage
--------------------------------------------------------------------------------
                                  C&R North Pointe Building A, C&R North Pointe
        05-1196, 05-1197                            Building B
--------------------------------------------------------------------------------
                                    Iron Gate Storage at Pearson Airport, Iron
        05-0802, 05-0803                   Gate Storage at Cascade Park
--------------------------------------------------------------------------------

                                  Exhibit B-39

              MORTGAGE LOANS SECURED BY A LEASEHOLD INTEREST IN ALL
             OR A MATERIAL PORTION OF THE RELATED MORTGAGED PROPERTY


          LOAN #           MORTGAGE LOAN/ MORTGAGED PROPERTY
-------------------------------------------------------------------------------

         05-0683           Shaner Hotel Portfolio - Marriott-Pittsburgh, PA

         05-0683           Shaner Hotel Portfolio - Marriott- Chattanooga, TN

         05-0683           Shaner Hotel Portfolio  - Marriott-Durham, NC

         05-0683           Shaner Hotel Portfolio - Paramus Crowne Plaza

                           Shaner Hotel Portfolio - Holiday Inn Express-
         05-0683           Charleston, WV

         05-1057           Met Park East

         05-1055           Park Place

         05-1016           Sealy Industrial Portfolio II

         05-0781           1733 Ocean Avenue

         05-1478           Saxon Woods

         05-1411           Hawaii Airport Hotels

         05-0964           Ocean View Center & Haseko Center

         05-1312           Pearlridge Shopping Center

         05-1502           First Insurance Bank

         05-1043           Hampton Inn - Portland, OR
-------------------------------------------------------------------------------

                                                                        2006-GG6

                                    EXHIBIT C

           EXCEPTIONS TO MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

--------------------------------------------------------------------------------
            13.                     INSURANCE.
--------------------------------------------------------------------------------
                                    Drive   Time   Portfolio:   Rental/business
                                    interruption  insurance was not required for
                     05-0944        this Mortgage Loan.
--------------------------------------------------------------------------------
            23.                     TRANSFERS AND SUBORDINATE DEBT.
--------------------------------------------------------------------------------
                      05-1465       1625 & 1675 Broadway: The loan documents
                                    permit future mezzanine debt secured by a
                                    pledge of equity interests in the borrower,
                                    subject to the satisfaction of certain
                                    conditions, including but not limited to (i)
                                    rating agency "no downgrade" confirmation
                                    and (ii) a combined LTV not to exceed 80%.
--------------------------------------------------------------------------------
                     05-1057        Met Park East: The loan documents permit
                                    future mezzanine debt secured by a pledge of
                                    equity interests in the borrower, subject to
                                    the satisfaction of certain conditions,
                                    including but not limited to (i) rating
                                    agency "no downgrade" confirmation and (ii)
                                    a combined LTV not to exceed 80%.
--------------------------------------------------------------------------------
                     05-1055        Park Place:  The loan documents permit
                                    future mezzanine debt, subject to the
                                    satisfaction of certain conditions,
                                    including but not limited to (i) rating
                                    agency "no downgrade" confirmation and (ii)
                                    a combined LTV not to exceed 80%.
--------------------------------------------------------------------------------
                     05-1252        The Crescent: The loan documents permit a
                                    transfer of an interest in the borrower or sole member of the borrower to any person provided that (after giving effect to such Transfer) Borrower is controlled by one or more Qualified Equity Holders (as described below and as defined in the loan agreement), so long as no event of default has occurred and is continuing and provided that: (i) if such Transfer would cause any transferee other than a Qualified Equity Holder or a pre-approved member to increase its direct or indirect interest in borrower or in the sole member of the borrower to an amount which equals or exceeds twenty percent
                                    (20%), lender shall have approved in its reasonable discretion such proposed transferee, which approval shall be based upon lender's satisfactory determination as to the reputable character and creditworthiness of such proposed transferee, as evidenced by credit and background checks performed by lender and such other financial statements and other information reasonably requested by lender, provided that no proposed holder of twenty percent (20%) or more of the equity in the borrower or in the sole member of the borrower shall be rejected solely on the basis of such person's not possessing an adequate reputable character, unless such person (w) has, at any time within the twelve (12) years preceding the date of determination, filed or otherwise commenced a voluntary bankruptcy or other insolvency proceeding against itself or with respect to all or substantially all of its assets, (x) has, at any time within the twelve (12) years preceding the date of determination, been the subject of an involuntary bankruptcy or insolvency proceeding with respect to itself or all or substantially all of its assets which was not dismissed with sixty (60) days after the filing thereof, (y) has been convicted of a felony or of any crime of moral turpitude, or (z) has been found liable in any civil proceeding (which finding was not reversed on appeal) for fraud, intentional misconduct, gross negligence, recklessness, or material misrepresentation; (ii) if such transfer (x) is a Transfer of a direct interest in the borrower, (y) would cause the transferee together with its affiliates to increase its direct or indirect interest in the borrower or in the sole member of the borrower to an amount which equals or exceeds 49% of the direct or indirect legal or beneficial ownership interests therein, or (z) would result in a change in a change in control of borrower or its sole member, the legal and financial structure of borrower and its members and the single purpose nature and bankruptcy remoteness of borrower and its members after such transfer, shall among other things, satisfy lender's then current applicable underwriting criteria and requirements.

                                    A "Qualified Equity Holder" may be, among
                                    other things (a) the guarantor or a
                                    successor to the guarantor, (b) certain
                                    institutional and other parties meeting
                                    specified financial tests and (c) any person
                                    that receives a rating agency "no downgrade"
                                    confirmation in connection with their direct
                                    or indirect interest in the
                                    borrower.
--------------------------------------------------------------------------------
                     05-1363        Balentine Park:  The loan documents permit
                                    future mezzanine debt subject to the
                                    satisfaction of certain conditions,
                                    including but not limited to (i) 1.20:1.00
                                    DSCR and (ii) a combined LTV of not greater
                                    than 75%.
--------------------------------------------------------------------------------
                     05-1245        Hilton Garden Inn Tampa: The loan documents
                                    permit future mezzanine or unsecured debt
                                    subject to the satisfaction of certain
                                    conditions, including but not limited to (i)
                                    the loan being fully amortizing over the
                                    remaining term of the first or a balloon
                                    loan that is coterminous with the first,
                                    (ii) a combined LTV of not greater than 75%,
                                    (iii) 24 complete loan months have elapsed
                                    without default, (iv) no material decline in
                                    the net worth, liquidity or credit score of
                                    the indemnitor (carve-out guarantor), (v)
                                    the actual DSCR is no less than 1.40, (vi) a
                                    satisfactory inter-creditor agreement, and
                                    (vii) the amount of secondary financing not
                                    exceeding either (a) the amount necessary to
                                    buy out all equity in borrower, or (b) in
                                    the case of an approved loan assumption, the
                                    difference between 75% of the purchase price
                                    and the then-current loan balance. The loan
                                    may be a second mortgage secured by the
                                    property if, and only if, the second
                                    mortgage request has been approved by the
                                    Special Servicer and the Rating Agencies
                                    (all who have rated the bonds); approval of
                                    Rating Agencies shall not be required for
                                    mezzanine or borrower-level unsecured
                                    financing.
--------------------------------------------------------------------------------
                     05-1033        313 Washington Street: The loan documents
                                    permit the borrower to incur future
                                    mezzanine debt, subject to the satisfaction
                                    of certain conditions, including but not
                                    limited to (i) rating agency "no downgrade"
                                    confirmation, (ii) a combined LTV between
                                    the mortgage loan and the mezzanine loan of
                                    not more than 80%.
--------------------------------------------------------------------------------
                     05-1503        Wellington Park Apartments: Transfers in the
                                    limited partnership interests in borrower or
                                    ownership interests in borrower's beneficial
                                    owners is freely permitted so long as Philip
                                    Wise or Barry Hancock remain responsible for
                                    the management of the property and borrower
                                    or any replacement management is approved by
                                    lender.
--------------------------------------------------------------------------------
                     05-1504        Pine Oaks Apartments: Transfers in the
                                    limited partnership interests in borrower or
                                    ownership interests in borrower's beneficial
                                    owners is freely permitted so long as Philip
                                    Wise or Barry Hancock remain responsible for
                                    the management of the property and borrower
                                    or any replacement management is approved
                                    by lender.
--------------------------------------------------------------------------------
                     05-1170        The Bradbury Building: Borrower may incur
                                    future additional financing secured by the
                                    ownership interest in the borrower or a
                                    junior priority lien on the Mortgaged
                                    Property subject to the borrower satisfying
                                    certain underwriting requirements and the
                                    holder of the subordinate debt entering an
                                    intercreditor agreement or subordination and
                                    standstill agreement acceptable to
                                    lender.
--------------------------------------------------------------------------------
                     05-1246        SpringHill Suites by Marriott: The loan
                                    documents permit a mezzanine loan or
                                    borrower-level unsecured debt subject to
                                    certain conditions, including but not
                                    limited to (i) the loan fully amortizing
                                    over the remaining term of the first or a
                                    balloon loan that is coterminous with the
                                    first, (ii) a combined LTV not greater than
                                    70.24%, (iii) 24 months must have elapsed
                                    without default, (iv) no material decline in
                                    the net worth, liquidity or credit score of
                                    the Indemnitor (carve-out guarantor), (v)
                                    DSCR is no less than 1.40, (vi) a
                                    satisfactory inter-creditor agreement, and
                                    (vii) the amount of secondary financing not
                                    exceeding either (a) the amount necessary to
                                    buy out all equity in borrower, or (b) in
                                    the case of an approved loan assumption, the
                                    difference between 70.24% of the purchase
                                    price and the then-current loan balance. The
                                    loan may be a second mortgage secured by the
                                    property if, and only if, the second
                                    mortgage request has been approved by the
                                    Special Servicer and the Rating Agencies
                                    (all who have rated the bonds); approval of
                                    Rating Agencies shall not be required for
                                    mezzanine or borrower-level unsecured
                                    financing.
--------------------------------------------------------------------------------
                     05-1400        Omni III Self Storage: Subordinate debt
                                    permitted in connection with the permitted
                                    sale of the property subject to 80% LTV and
                                    1.35:1.00 DSCR and other conditions.
                                    Subordinate debt is to be secured by pledge
                                    of membership interests in borrower, except
                                    that subordinate mortgage lien may be
                                    permitted subject to rating agency and
                                    special servicer approval.
--------------------------------------------------------------------------------
                     05-1402        Omni II Self Storage: Subordinate debt
                                    permitted in connection with the permitted
                                    sale of the property subject to 80% LTV and
                                    1.35:1.00 DSCR and other conditions.
                                    Subordinate debt is to be secured by pledge
                                    of membership interests in borrower, except
                                    that subordinate mortgage lien may be
                                    permitted subject to rating agency and
                                    special servicer approval.
--------------------------------------------------------------------------------
                     05-1401        Omni I Self Storage: Subordinate debt
                                    permitted in connection with the permitted
                                    sale of the property subject to 80% LTV and
                                    1.35:1.00 DSCR and other conditions.
                                    Subordinate debt is to be secured by pledge
                                    of membership interests in borrower, except
                                    that subordinate mortgage lien may be
                                    permitted subject to rating agency and
                                    special servicer approval.
--------------------------------------------------------------------------------
                     05-1271        2011 N. Capitol Ave.: The loan documents
                                    permit, any time after the second
                                    anniversary of the closing of the loan, in
                                    connection with a transfer and assumption of
                                    the loan, the transferee may secure (a)
                                    second mortgage financing secured solely by
                                    a second mortgage on the Mortgaged Property,
                                    (b) mezzanine financing secured solely by a
                                    pledge of membership or other equity
                                    interests in transferee, or (c) unsecured
                                    debt, provided that certain conditions are
                                    satisfied in lender's sole and absolute
                                    discretion (any debt referred to in (a), (b)
                                    or (c) "Subordinate Debt"): (i) at least
                                    sixty (60) days prior written notice to
                                    lender; (ii) no Event of Default has
                                    occurred; (iii) the Subordinate Debt is
                                    coterminous with the Mortgage Loan; (iv) a
                                    subordination and intercreditor agreement,
                                    in form and substance acceptable to lender
                                    in its sole discretion, confirming, among
                                    other things, that no greater than lesser of
                                    (A) the LTV ratio of the Mortgage Loan as of
                                    the closing, or (B) 75%; (vi) the aggregate
                                    DSCR shall be no less than 1.25 to 1.0;
                                    (vii) with respect to second mortgage debt
                                    only, Transferee or subordinate debt lender
                                    shall have delivered to lender a rating
                                    confirmation that each applicable rating
                                    agency shall each have confirmed in writing
                                    that the second mortgage debt shall not
                                    result in a downgrade, qualification, or
                                    withdrawal of any rating then in effect for
                                    any certificate or other securities issued
                                    in connection with the securitization of the
                                    loan.
--------------------------------------------------------------------------------
            26.                     RELEASES OF MORTGAGED PROPERTY.
--------------------------------------------------------------------------------
                      05-1292       TBC Corp. Portfolio II: The loan documents
                                    permit after the third anniversary of the
                                    First P&I Date (as defined in the Note) the
                                    release of an individual Mortgaged Property
                                    (the "Release Parcel") from the lien of the
                                    Mortgage (each a "Partial Release") with the
                                    consent of the lender, which may be
                                    unreasonably withheld, upon the satisfaction
                                    of certain conditions including but not
                                    limited to: (a) No Event of Default; (b)
                                    borrower delivers to lender: (x) a payment
                                    ("Partial Release Payment") equal to one
                                    hundred twenty-five percent (125%) of the
                                    outstanding indebtedness related to the
                                    Partial Release Property immediately prior
                                    to the Partial Release to be applied to the
                                    repayment of Mortgage Loan and (b) a
                                    prepayment fee equal to the Yield
                                    Maintenance Premium based solely on the
                                    outstanding principal balance of the note to
                                    be prepaid, (c) the LTV ratio of the
                                    Mortgage Loan after the application Partial
                                    Release Payment as described above to the
                                    appraised value of the remaining Mortgaged
                                    Properties following the Partial Release,
                                    shall not exceed 60.0%; and the DSCR is not
                                    less than 1.20:1.
--------------------------------------------------------------------------------
                    05-1293         TBC Corp. Portfolio III: The loan documents
                                    permit after the third anniversary of the
                                    First P&I Date (as defined in the Note) the
                                    release of an individual Mortgaged Property
                                    (the "Release Parcel") from the lien of the
                                    Mortgage (each a "Partial Release") with the
                                    consent of the lender, which may be
                                    unreasonably withheld, upon the satisfaction
                                    of certain conditions including but not
                                    limited to: (a) No Event of Default; (b)
                                    borrower delivers to lender: (x) a payment
                                    ("Partial Release Payment") equal to one
                                    hundred twenty-five percent (125%) of the
                                    outstanding indebtedness related to the
                                    Partial Release Property immediately prior
                                    to the Partial Release to be applied to the
                                    repayment of Mortgage Loan; and (b) a
                                    prepayment fee equal to the Yield
                                    Maintenance Premium based solely on the
                                    outstanding principal balance of the note to
                                    be prepaid; (c) the LTV ratio of the
                                    Mortgage Loan after the applicable Partial
                                    Release Payment as described above to the
                                    appraised value of the remaining Mortgaged
                                    Properties following the Partial Release,
                                    shall not exceed 60.0%; and the DSCR is not
                                    less than 1.20:1.
--------------------------------------------------------------------------------
            27.                     LOCAL LAW COMPLIANCE.
--------------------------------------------------------------------------------
                    05-1278         Shreve Storage Portfolio: Each of the five
                                    (5) individual Mortgaged Properties which
                                    comprise the Shreve Self Storage Portfolio
                                    have minor zoning violations. These
                                    violations relate to items such as having a
                                    residential unit on site for the property
                                    manager to a deficiency in parking or minor
                                    violations of the setback requirements.
                                    These violations are mitigated by the
                                    following:(i) Borrower is pursuing either
                                    (a) a "Planning Director's Approval" from
                                    the Director of the Metropolitan Planning
                                    Commission whereby the City would approve
                                    the properties as they currently exist
                                    (i.e., property would be considered legal
                                    conforming) or (b) a zoning variance, (ii)
                                    Title Company has agreed to issue a 3.1
                                    zoning endorsement and (iii) Loan is fully
                                    recourse to the Borrower and the Guarantors
                                    until such time
                                    as Borrower satisfies item (i ) above.
--------------------------------------------------------------------------------
                      05-1292       TBC Corp. Portfolio II: At the Mortgaged
                                    Property in Fort Worth, TX, there were
                                    problems identified with the electrical
                                    service to the fire pump on the Mortgaged
                                    Property which must be remedied prior to the
                                    tenant on the Mortgaged Property doing
                                    business as NTB receiving its permanent
                                    certificate of occupancy. This issue was
                                    mitigated by the following: (i) Until such
                                    time as Borrower provides evidence to lender
                                    that NTB has obtained its permanent
                                    certificate of occupancy from the applicable
                                    governmental authority for its leased
                                    premises on the Mortgaged Property (the
                                    "Final CO Condition"), the loan is fully
                                    recourse to the Borrower and Guarantor; and
                                    (ii) prior to April 11, 2006, to the extent
                                    (i) Borrower has not timely satisfied the
                                    Final CO Condition and (ii) the Note,
                                    instrument and other Loan Documents have not
                                    been sold or transferred as part of a
                                    secondary market transaction, then the
                                    lender shall have the right, to be exercised
                                    not more than once during the term of the
                                    Mortgaged Loan, to increase the
                                    note rate by fifteen (15) basis points.
--------------------------------------------------------------------------------
               38.                  ORGANIZATION OF MORTGAGORS; AFFILIATION
                                    WITH OTHER MORTGAGORS.
--------------------------------------------------------------------------------
                                    See Exhibit B-38 for list of affiliated
                      Various       borrowers.
--------------------------------------------------------------------------------
               39.                  FEE SIMPLE INTEREST.
--------------------------------------------------------------------------------
                     Various        See Exhibit B-39 below.
--------------------------------------------------------------------------------
               40.                  RECOURSE.
--------------------------------------------------------------------------------
                      05-650        Maryland  Multifamily  Portfolio:   Recourse
                                    is  limited  to $10  million  in  connection
                                    with a voluntary  bankruptcy,  violation  of
                                    SPE covenants or prohibited transfers.
--------------------------------------------------------------------------------
                     05-1272        40-42  Old   Ridgebury:   Borrower   is  not
                                    liable  for  breach  of  the   environmental
                                    covenants  in  the  related   Mortgage  Loan
                                    documents   because  GCM  has   obtained  an
                                    environmental insurance policy.
--------------------------------------------------------------------------------
                     05-0594        Shaw's  Supermarket -  Bridgeport:  Borrower
                                    is   not    liable   for   breach   of   the
                                    environmental   covenants   in  the  related
                                    Mortgage  Loan  documents  because  GCM  has
                                    obtained an environmental insurance policy.
--------------------------------------------------------------------------------
            47(B).                  GROUND LEASE B.
--------------------------------------------------------------------------------
                    05-1016         Sealy Industrial Portfolio II: The ground
                                    leases provide that following a foreclosure,
                                    the mortgagee or the person acquiring the
                                    tenant's interest in lieu of foreclosure
                                    will succeed to all of the tenant's rights,
                                    interests, duties and obligations under the
                                    ground lease. The ground leases do not
                                    provide for a further assignment by the
                                    lender of the tenant's interest in the
                                    ground lease without the
                                    consent of the ground landlord.
--------------------------------------------------------------------------------
                     05-1057        Met Park East: The ground lease prohibits
                                    assignment without the prior written consent
                                    of ground lessor, which shall not be
                                    unreasonably withheld. In the ground lease
                                    estoppel, the ground lessor consented to the
                                    encumbrance of the leasehold estate with a
                                    deed of trust for the benefit of the lender
                                    and to the acquisition of the buyer's
                                    interest in the ground lease by the lender
                                    or a purchaser at foreclosure. Subsequent
                                    assignments remain subject to
                                    ground lessor's reasonable consent.
--------------------------------------------------------------------------------
            47(C).                  GROUND LEASE C.
--------------------------------------------------------------------------------
                     05-1016        Sealy Industrial Portfolio II: The ground
                                    leases cannot be modified, terminated,
                                    amended, altered or cancelled without prior
                                    written notice to lender; provided, however,
                                    that the lender's prior written consent is
                                    required for any voluntary
                                    surrender of the leased premises.
--------------------------------------------------------------------------------
                     05-0683        Shaner Hotel Portfolio - Durham Marriott and
                                    Paramus Crowne Plaza: The ground leases for
                                    the properties in Paramus, NJ and Durham, NC
                                    contain a provision prohibiting modification
                                    or amendment of the ground leases without
                                    mortgagee consent, but they do not expressly
                                    state that any such action taken without
                                    mortgagee consent shall not be binding on
                                    mortgagee.
--------------------------------------------------------------------------------
                     05-1057        Met Park East: There is no requirement to
                                    obtain the prior written consent of the
                                    lender for amendments, modifications,
                                    cancellations, or terminations of the ground
                                    lease. The ground lease estoppel does
                                    require the ground lessor to provide the
                                    lender written notice prior to the execution
                                    of any amendment, modification or
                                    termination of the ground lease.
--------------------------------------------------------------------------------
                     05-1055        Park Place: There is no requirement to
                                    obtain the prior written consent of buyer's
                                    lender for amendments, modifications,
                                    cancellations, or terminations of the ground
                                    lease. The ground lease estoppel does
                                    require the ground lessor to provide the
                                    buyer's lender written notice prior to the
                                    execution of any amendment, modification or
                                    termination of the ground
                                    lease.
--------------------------------------------------------------------------------
            47(E).                  GROUND LEASE E.
--------------------------------------------------------------------------------
                     05-0683        Shaner Hotel Portfolio - Paramus Crowne
                                    Plaza: The ground lease for the property in
                                    Paramus, NJ contains a provision requiring
                                    that mortgagee receive notices of all
                                    defaults under the ground lease, but does
                                    not state that no notice given is effective
                                    unless a copy has been delivered
                                    to mortgagee.
--------------------------------------------------------------------------------
                    05-1057         Met Park East: Neither the ground lease nor
                                    the ground lease estoppel provide that no
                                    notice of default given to the ground lessee
                                    is effective against the lender unless a
                                    copy has been delivered to the lender in the
                                    manner described in the ground lease.
                                    However, in the event that the ground lessee
                                    fails to perform or observe any of the
                                    terms, conditions or agreements in the
                                    ground lease, or any condition arises which
                                    constitutes a default under the ground lease
                                    or with the giving of notice and/or the
                                    passage of time would constitute a default
                                    under the ground lease, the ground lessor is
                                    required to give written notice thereof to
                                    the lender. In the ground lease estoppel,
                                    the ground lessor also agreed that the
                                    lender shall have the right, at its option,
                                    to cure such defaults during the same time
                                    period afforded to the ground lessee under
                                    the ground lease, such time period running
                                    from the time the lender receives notice of
                                    such default.
--------------------------------------------------------------------------------
                    05-1055         Park Place: Neither the ground lease nor the
                                    ground lease estoppel provide that no notice
                                    of default given to the ground lessee is
                                    effective against the lender unless a copy
                                    has been delivered to the lender in the
                                    manner described in the ground lease.
                                    However, in the event that the ground lessee
                                    fails to perform or observe any of the
                                    terms, conditions or agreements in the
                                    ground lease, or any condition arises which
                                    constitutes a default under the ground lease
                                    or with the giving of notice and/or the
                                    passage of time would constitute a default
                                    under the ground lease, the ground lessor is
                                    required to give written notice thereof to
                                    the lender. In the ground lease estoppel,
                                    the ground lessor also agreed that the
                                    lender shall have the right, at its option,
                                    to cure such defaults during the same time
                                    period afforded to the ground lessee under
                                    the ground lease, such time period running
                                    from the time landlord gives lender notice
                                    of such default.
--------------------------------------------------------------------------------
            47(G).                  GROUND LEASE G.
--------------------------------------------------------------------------------
                     05-0683        Shaner Hotel Portfolio - Durham Marriott:
                                    The ground lease with respect to the
                                    parking area in Durham, NC only allows an
                                    extended cure period of 60 days and does
                                    not specifically allow time for foreclosure.
--------------------------------------------------------------------------------
                    05-1057         Met Park East: There is not an extended cure
                                    period afforded to the lender for the cure
                                    of defaults under the ground lease. However,
                                    in the event that the ground lessee fails to
                                    perform or observe any of the terms,
                                    conditions or agreements in the ground
                                    lease, or any condition arises which
                                    constitutes a default under the lease or
                                    with the giving of notice and/or the passage
                                    of time would constitute a default under the
                                    ground lease, the ground lessor is required
                                    to give written notice thereof to the
                                    lender. In the ground lease estoppel, the
                                    ground lessor also agreed that the lender
                                    shall have the right, at its option, to cure
                                    such defaults during the same time period
                                    afforded to the ground lessee under the
                                    ground lease, such time period running from
                                    the time the lender
                                    receives notice of such default.
--------------------------------------------------------------------------------
                     05-1055        Park Place: In the event that the ground
                                    lessee fails to perform or observe any of
                                    the terms, conditions or agreements in the
                                    ground lease, or any condition arises which
                                    constitutes a default under the lease or
                                    with the giving of notice and/or the passage
                                    of time would constitute a default under the
                                    ground lease, the ground lessor is required
                                    to give written notice thereof to the
                                    lender. In the ground lease estoppel, the
                                    ground lessor also agreed that the lender
                                    has the right, at its option, to cure such
                                    defaults during the same time period
                                    afforded to the ground
                                    lessee under the ground lease.
--------------------------------------------------------------------------------
            47(H).                  GROUND LEASE H.
--------------------------------------------------------------------------------
                     05-0683        Shaner Hotel Portfolio - Charleston, WV
                                    Holiday Inn: The ground lease (together with
                                    renewal options) for the parking portion of
                                    the mortgaged property will expire in 2029,
                                    which is more than ten years but less than
                                    twenty years after the
                                    maturity date of Mortgage Loan.
--------------------------------------------------------------------------------
                     05-1057        Met Park East: Although the initial term of
                                    the ground lease (together with the
                                    extension terms) extends more than 20 years
                                    beyond the stated maturity date of the loan,
                                    the ground lease will terminate earlier in
                                    the event that the ground lease is no longer
                                    needed to serve the ground lease's purpose
                                    of allowing the ground lessee to meet the
                                    City of Seattle's building floor area
                                    requirements for the multi-story office
                                    building located on the adjacent property
                                    owned by the ground lessee. In such case,
                                    however, the ground lessee would no longer
                                    need the ground lease to ensure that its
                                    building on the adjacent property complied
                                    with the City's
                                    building floor area requirements.
--------------------------------------------------------------------------------
                     05-1043        Hampton Inn - Portland, OR:  Ground lease
                                    term is coterminous with term of fully
                                    amortizing Mortgage Loan.
--------------------------------------------------------------------------------
                     05-1016                    Sealy Industrial Portfolio II:
                                    Initial terms of ground leases expire on
                                    Aug. 31, 2031.  There are two (2) ten (10)
                                    year renewal options.
--------------------------------------------------------------------------------
            47(I).                  GROUND LEASE I.
--------------------------------------------------------------------------------
                     05-0683        Shaner Hotel Portfolio - Paramus Crowne
                                    Plaza and Durham Marriott: The ground leases
                                    for the properties in Paramus, NJ and
                                    Durham, NC do not provide that the mortgagee
                                    or a trustee appointed by the mortgagee has
                                    the right to hold and
                                    disburse the insurance proceeds.
--------------------------------------------------------------------------------
                     05-1057        Met Park East: The ground lease is for
                                    unimproved land. The ground lease does not
                                    provide the ground lessor with an interest
                                    in insurance proceeds. The ground lease is
                                    also silent on the application of
                                    condemnation awards in the event of a taking
                                    by a governmental authority, although
                                    provisions of the ground lease address the
                                    situation where the ground lessor (the
                                    Washington State Department of
                                    Transportation) requires the leased premises
                                    for highway or transportation purposes and
                                    Seattle's zoning code bulk restrictions
                                    remain in effect. In such an event, the
                                    ground lessor must provide, at the ground
                                    lessor's cost, either (a) a lid or plaza
                                    over that portion of the highway or
                                    transportation facility located within the
                                    leased premises which shall perform the same
                                    service and function as the leased premises
                                    (i.e., providing additional lot area to
                                    increase the building floor area), or (b) a
                                    lid or plaza on a structure over Interstate
                                    5 at least equal in area to the area
                                    required for expansion of the ground
                                    lessor's highway or transportation
                                    facility.
--------------------------------------------------------------------------------
            47(L). GROUND LEASE L.
--------------------------------------------------------------------------------
                      05-1016       Sealy Industrial Portfolio II: The ground
                                    landlord is required to enter into a new
                                    ground lease with the lender in the event
                                    that any ground lease is terminated for any
                                    reason (including rejection of the ground
                                    lease in bankruptcy), except for a
                                    termination following an event of default
                                    that is not cured by the tenant of the
                                    lender.
--------------------------------------------------------------------------------
                      05-0683       Shaner Hotel Portfolio - Paramus Crowne
                                    Plaza:  The ground lessor under the
                                    Paramus, NJ lease is not required to enter
                                    into a new lease upon termination of the
                                    lease regardless of reason for termination.
--------------------------------------------------------------------------------
                     05-0683        Shaner Hotel Portfolio - Charleston, WV
                                    Holiday Inn (parking portion only) and
                                    Durham Marriott (parking portion only): The
                                    ground leases for the parking areas in
                                    Charleston, WV and Durham, NC do not
                                    specifically address right to a new lease
                                    in the context of a rejection in bankruptcy.
--------------------------------------------------------------------------------
                     05-1057        Met Park East: Under the ground lease
                                    estoppel, the ground lessor has only agreed
                                    to enter into a new lease with the lender in
                                    the event of the rejection of the ground
                                    lease by the ground lessee in bankruptcy
                                    provided that the lender cures all monetary
                                    defaults and undertakes obtaining possession
                                    of the premises to proceed
                                    diligently curing all non-monetary defaults.
--------------------------------------------------------------------------------
                     05-1055        Park Place: Under the ground lease estoppel,
                                    the ground lessor has only agreed to enter
                                    into a new lease with the lender in the
                                    event of the rejection of the ground lease
                                    by the ground lessee in bankruptcy provided
                                    that the lender cures all monetary defaults
                                    and undertakes obtaining possession of the
                                    premises to proceed
                                    diligently curing all non-monetary defaults.
--------------------------------------------------------------------------------
                     05-0964        Ocean View Center & Haseko Center:  Haseko
                                    Center - required from the master ground
                                    lessor as to Lot A, but not required from
                                    the sublessor as to Lot B under the lease
                                    and sublease.
--------------------------------------------------------------------------------

                                    EXHIBIT D

                          FORM OF OFFICER'S CERTIFICATE

            Greenwich Capital Financial Products, Inc. ("Seller") hereby certifies as follows:

      1. All of the representations and warranties (except as set forth on Schedule C) of the Seller under the Mortgage Loan Purchase Agreement, dated as of March 1, 2006 (the "Agreement"), between GS Mortgage Securities Corporation II and Seller, are true and correct in all material respects on and as of the date hereof with the same force and effect as if made on and as of the date hereof.

      2. The Seller has complied in all material respects with all the covenants and satisfied all the conditions on its part to be performed or satisfied under the Agreement on or prior to the date hereof and no event has occurred which would constitute a default under the Agreement.

      3. Neither the Prospectus, dated August 20, 2005, as supplemented by the Prospectus Supplement, dated March 7, 2006 (collectively, the "Prospectus"), relating to the offering of the Class A-1, Class A-2, Class A-3, Class A-AB, Class A-4, Class A-1A, Class A-M, Class A-J, Class B, Class C Class D, Class E and Class F Certificates nor the Offering Circular, dated March 7, 2006 (the "Offering Circular"), relating to the offering of the Class X-P, Class X-C, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class P, Class Q, Class S, Class R and Class LR Certificates, in the case of the Prospectus and the Prospectus Supplement, as of the date of the Prospectus Supplement or as of the date hereof, or the Offering Circular, as of the date of thereof or as of the date hereof, included or includes any untrue statement of a material fact relating to the Mortgage Loans or omitted or omits to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading.

            Capitalized terms used herein without definition have the meanings given them in the Agreement.

                    [SIGNATURE APPEARS ON THE FOLLOWING PAGE]

            Certified this 23rd day of March, 2006.

                                   GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.



                                 By:  __________________________________
                                      Name:
                                      Title:

                                    EXHIBIT E

                              FORM OF LEGAL OPINION

      (a) The Seller is a [__], duly organized, validly existing and in good standing under the laws of the State of [__] with full power and authority to own its assets and conduct its business, is duly qualified as a foreign organization in good standing in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on its ability to perform its obligations thereunder, and the Seller has taken all necessary action to authorize the execution, delivery and performance of the Mortgage Loan Purchase Agreement and the Indemnification Agreement (collectively, the "Operative Documents"), and has duly executed and delivered the Operative Documents, and has the power and authority to execute, deliver and perform under the Operative Documents and all the transactions contemplated thereby, including, but not limited to, the power and authority to sell, assign, transfer, set over and convey the Mortgage Loans in accordance with the Mortgage Loan Purchase Agreement;

      (b) Assuming the due authorization, execution and delivery of each Operative Document by each party thereto other than the Seller, each Operative Document will constitute a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

      (c) The execution and delivery of each Operative Document by the Seller and the performance of its obligations thereunder will not conflict with any provision of any law or regulation to which the Seller is subject, or conflict with, result in a breach of, or constitute a default under, any of the terms, conditions or provisions of any of the Seller's organizational documents or any agreement or instrument to which the Seller is a party or by which it is bound, or any order or decree applicable to the Seller, or result in the creation or imposition of any lien on any of the Seller's assets or property, in each case which would materially and adversely affect the ability of the Seller to carry out the transactions contemplated by the Operative Documents;

      (d) There is no action, suit, proceeding or investigation pending or, to the Seller's knowledge, threatened against the Seller in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of the Mortgage Loans or the ability of the Seller to carry out the transactions contemplated by each Operative Document;

      (e) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or might have consequences that would materially and adversely affect its performance under any Operative Document;

      (f) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of, or compliance by the Seller with, each Operative Document or the consummation of the transactions contemplated thereby, other than those which have been obtained by the Seller;

      (g) To our knowledge, considered in light of our understanding of applicable law and the experience we have gained through our practice, nothing has come to our attention in the course of our review of the Prospectus and Prospectus Supplement in relation to the sale of the Mortgage Loans, which causes us to believe that (i) the Prospectus, at the date thereof or at the date hereof, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, which untrue statement or omission arises out of, or is based upon, information concerning the Mortgage Loans set forth in the Prospectus, or (ii) the Prospectus Supplement, at the date thereof or at the date hereof, contains an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, which untrue statement or omission arises out of, or is based upon, information concerning the Mortgage Loans set forth in the Prospectus Supplement, it being understood that we express no view as to any information incorporated by reference in the Prospectus or Prospectus Supplement or as to the adequacy or accuracy of the financial, numerical, statistical or quantitative information included in the Prospectus or Prospectus Supplement.

      (h) We hereby advise you that, in the course of the representation referred to above and our examination of the time of sale information, considered in light of our understanding of applicable law and the experience we have gained through our practice, no facts came to our attention that cause us to believe that as of the time of sale, the time of sale information (taken as a whole) included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; it being understood that we express no view as to (1) any blanks or bracketed items in the time of sale information for pricing terms, (2) any information incorporated by reference in the time of sale information or (3) the adequacy or accuracy of
(i) any financial, numerical, statistical or computational information included in or omitted from the time of sale information or (ii) any information contained in or omitted from any computer disk, CD-ROM or other electronic media accompanying the time of sale information.

      (i) Insofar as it related to the Seller and the Mortgage Loans (including without limitations the related borrowers and mortgaged properties) being sold by the Seller, the Prospectus Supplement, as of its date (with the exception of any information incorporated by reference therein and any numerical, financial, statistical and computational information included therein, as to which we express no view), appeared on its face to be appropriately responsive in all material respects to the applicable requirements of Regulation AB under the Securities Act of 1933, as amended.